                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

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Check the appropriate box:

[_] Preliminary Proxy Statement

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[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                  LTV STEEL
                (Name of Registrant as Specified In Its Charter)

                                  LTV STEEL
                    (Name of Person(s) Filing Proxy Statement)

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[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
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Notes:

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Notice and Proxy Statement                         The LTV Corporation
Annual Meeting of Stockholders                     25 West Prospect Avenue
                                                   Cleveland, Ohio 44115

                             THE LTV CORPORATION

[LOGO] Logo of the LTV Corporation
Notice of Annual Meeting of Stockholders to be Held on Friday, April 28, 1995

- -------------------------------------------------------------------------------

  The Annual Meeting of Stockholders of The LTV Corporation will be held on Friday, April 28, 1995 at ten o'clock a.m., Cleveland Time, in The Gold Room (Third Floor) of the Stouffer Renaissance Cleveland Hotel, 24 Public Square, Cleveland, Ohio 44113 for the following purposes:

  1. To elect five directors;

  2. To consider and vote on a proposal to approve The LTV Corporation Non-Employee Directors' Equity Compensation Plan;

  3. To consider and vote on a proposal to approve The LTV Corporation Non-Employee Directors' Deferred Compensation Plan;

  4. To consider and vote on a proposal to approve The LTV Corporation Executive Deferred Compensation Plan;

  5. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for 1995;

  6. To consider and vote on a stockholder proposal described in the Proxy Statement, if properly presented at the meeting; and

  7. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  Enclosed herewith is a Proxy Statement setting forth certain additional information.

  Only stockholders of record at the close of business on February 23, 1995 will be entitled to notice of and to vote at the meeting.

  Stockholders who do not expect to be present at the meeting are requested to sign and date the enclosed proxy and return it promptly in the self-addressed envelope enclosed for that purpose. No postage is required if mailed in the United States. Any person giving a proxy has the power to revoke it at any time before it is exercised and stockholders who are present at the meeting may withdraw their proxies and vote in person. Revocation may be effected in the manner provided on page 1 of the Proxy Statement. Stockholders are also requested to indicate by checking the appropriate box on the proxy if they intend to attend the meeting in person.

                                                By Order of the Board of
                                                Directors

                                                Glenn J. Moran
                                                Senior Vice President,
                                                General Counsel and Secretary

March 3, 1995

                                                       The LTV Corporation
                                                       25 West Prospect Avenue
                                                       Cleveland, Ohio 44115

[LOGO] logo of the LTV Corporation

                              THE LTV CORPORATION

March 3, 1995

Proxy Statement
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  This Proxy Statement is furnished to stockholders of The LTV Corporation (the "Company") in connection with the solicitation, by order of the Board of Directors, of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Friday, April 28, 1995 (the "1995 Annual Meeting") at the time and place and for the purposes set forth in the accompanying notice of the meeting.

  The accompanying proxy is solicited on behalf of the Board of Directors of the Company and is revocable at any time before it is exercised. A proxy may be revoked by written notice of revocation or by a later proxy, in either case delivered to Society National Bank. Attendance at the 1995 Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

  The Company has adopted a confidential voting policy which provides that votes of all stockholders of the Company shall be held in confidence from the Company and its officers, directors and employees except (i) as may be required by law or to assert or defend claims for or against the Company, (ii) in the case of a contested proxy solicitation, or (iii) in the case of stockholder communications written on the returned proxy material. As part of the policy, the Company will continue its current practice of employing the transfer agent for the Company's Common Stock (or another third party) as an independent tabulator to receive and tabulate the proxies and as independent inspectors of election.

  All outstanding shares of the Company's common stock, par value $0.50 ("Common Stock") and Series B Convertible Preferred Stock ("Series B Preferred Stock"), represented by properly executed and unrevoked proxies received in the accompanying form in time for the 1995 Annual Meeting will be voted. A stockholder may, with respect to the election of directors, (i) vote for the election of all nominees named herein as directors, (ii) withhold authority to vote for all such director nominees or (iii) vote for the election of all such director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A stockholder may, with respect to each other matter specified in the notice of the meeting, (i) vote "FOR" the matter, (ii) vote "AGAINST" the matter or (iii) "ABSTAIN" from voting on the matter. A vote to abstain from voting on a matter has the legal effect of a vote against such matter. Shares will be voted as instructed in the accompanying proxy on each matter submitted to stockholders. If no instructions are given, the shares will be voted for the election of all nominees named herein as directors, for approval of The LTV Corporation Non-Employee Directors' Equity Compensation Plan, The LTV Corporation Non-Employee Directors' Deferred Compensation Plan and The LTV Corporation Executive Deferred Compensation Plan, for ratification of the selection of independent auditors and against the stockholder proposal if it is properly presented at the 1995 Annual Meeting.

  A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This may occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be treated as shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Shares voted to abstain as to a particular matter will not be considered non-voted shares. Approval of each matter specified in the notice of the meeting requires the affirmative vote of a majority, or in the case of the election of directors a plurality, of the votes attributable to all shares present in person or by proxy at the meeting and entitled to vote on such matter. Accordingly, non-voted shares with respect to such matters will not affect the determination of whether such matters are approved or the outcome of the election of directors.

  The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock of whom they have knowledge, and will reimburse them for their expenses in so doing; and certain directors, officers and other employees of the Company, not specially employed for the purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone or telegraph. The Company has retained Morrow & Co. to aid in the solicitation of proxies for a fee of $9,500, plus out-of-pocket expenses.

  Only holders of the Company's Common Stock and Series B Preferred Stock of record at the close of business on February 23, 1995 will be entitled to vote at the meeting. Each issued and outstanding share of Common Stock is entitled to one vote upon each matter to be voted on at the 1995 Annual Meeting. Each issued and outstanding share of Series B Preferred Stock will be entitled to
5.85138 votes upon each matter to be voted upon at such meeting. All such stock will vote as a single class upon each matter proposed by the Company for consideration. There were issued and outstanding as of February 23, 1995 102,820,665 shares of Common Stock and 500,000 shares of Series B Preferred Stock.

Business Agenda

  In addition to the matters relating to the election of directors which is set forth immediately below, the Board of Directors plans to present four additional proposals for consideration by the stockholders. The proposal to approve The LTV Corporation Non-Employee Directors' Equity Compensation Plan is set forth beginning at page 21, the proposal to approve The LTV Corporation Non-Employee Directors' Deferred Compensation Plan is set forth beginning at page 22, the proposal to approve The LTV Corporation Executive Deferred Compensation Plan is set forth beginning at page 22 and the proposal to ratify the selection of the Company's independent auditors is set forth beginning at page 23. The stockholder proposal which is set forth beginning at page 24 will be considered if properly presented at the meeting.

Election of Directors

  The Company's Restated Certificate of Incorporation as amended provides for three classes of directors of as nearly equal size as possible and further provides that the total number of directors (which is currently set at fourteen) shall be determined by resolution adopted by the affirmative vote of a majority of the entire Board of Directors, except that the total number of directors shall be not less than three nor more than fifteen. The Restated Certificate further provides that the term of each class of directors is three years. The term of each class expires in rotation. No person is eligible to be elected a director if such person is 70 years old or older at the time of election. In the case of any director who is an officer or employee of the Company, such director's term will expire at the end of the second month following such director's retirement or resignation from his position as an officer or employee.

  Pursuant to the terms of the USWA Labor Agreement, the United Steelworkers of America ("USWA") has the right to select a nominee, reasonably satisfactory to the Company, for one seat on the Board of Directors, and the Company is obligated to use its best efforts to secure the election of such nominee. Pursuant to such right, the USWA nominated Edgar L. Ball to stand for election as a director at the 1994 Annual Meeting and he was elected a director for a term expiring in 1996.

  Further, pursuant to an agreement with Sumitomo Metal Industries, Ltd. ("Sumitomo"), Sumitomo has the right to designate or approve the nomination of one person (who, if such person is not a current or former employee of Sumitomo or any of its subsidiaries, must be reasonably acceptable to the Company) for election as a director of the Company so long as Sumitomo holds 5 percent or more of the then outstanding shares of Common Stock (assuming conversion of its convertible securities) and at least one share of Series B Preferred Stock. See "Security Ownership of Directors, Management and Principal Stockholders." Sumitomo's director selection right has not yet been exercised. In the event such right is exercised in the future, the total number of directors will be increased to fifteen. In the event that the Company's Board of Directors is expanded to exceed fifteen directors, Sumitomo will have the right to designate or approve the nomination of two persons for election as directors to the Board of Directors.

  In addition, under the Certificate of Designations of the Series B Preferred Stock, if the Company does not pay dividends for six or more consecutive quarters on its Series B Preferred Stock, the Company's Board of Directors will be increased by two members and holders of the Series B Preferred Stock will be entitled, voting separately as a single class, to elect two directors of the Company.

  The Board of Directors of the Company was substantially reconstituted at the conclusion of the Chapter 11 proceedings in late June 1993. Pursuant to an agreement with Chapter 11 creditor representatives, the Company included eight directors selected by the LTV-Creditor Committee (a joint committee established during the Chapter 11 proceedings consisting of Messrs. David H. Hoag, Chairman of the Board and Chief Executive Officer of the Company, and Edward C. Joullian, a Director of the Company, and two creditor representatives) in the class of directors nominated for election at the 1994 Annual Meeting. These eight directors consist of Messrs. Jacob, Moore, Poling, Sarni, Skinner, Stern and Mrs. Walters. If a director selected by the LTV-Creditor Committee should resign, die or be removed from the Board of Directors prior to the 1995 Annual Meeting or decline to run for re-election (if applicable) at the 1995 Annual Meeting, the continuing directors selected by the LTV-Creditor Committee, meeting in caucus or acting by unanimous written consent, have the right to nominate his or her successor to serve the unexpired term of such director or to stand for election to such director's seat on the Board at the 1995 Annual Meeting, whichever is applicable.

  At the present time it is intended that shares represented by the enclosed proxy will be voted for the re-election of Colin C. Blaydon, William H. Bricker, M. Thomas Moore, Harold A. Poling and Vincent A. Sarni as Directors of the First Class for a three-year term expiring at the 1998 annual election, unless contrary instructions are received.

  All of the nominees named are currently members of the Board of Directors. All incumbent directors attended during the last fiscal year more than 75 percent (except Messrs. Poling and Stern) of the total number of meetings of the Board and committees on which they served (held during the periods that they served). In the event that any nominee should become unavailable for reasons not now known, it is intended that such shares will be voted for such substitute nominee as may be selected by the Board of Directors in the case of Messrs. Blaydon and Bricker, or by the continuing directors selected by the LTV-Creditor Committee in the case of Messrs. Moore, Poling and Sarni. Alternatively, the Board, acting alone in the case of Messrs. Blaydon and Bricker, or in conjunction with the continuing directors selected by the LTV-Creditor Committee as described above, in the case of Messrs. Moore, Poling and Sarni, may elect not to fill the vacancy and to reduce the number of directors.

  The affirmative vote of a plurality of the votes attributable to all shares entitled to vote, voting together as a single class, is required to elect the nominees as Directors.

The Board of Directors recommends a vote FOR each of the nominees for Directors.

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Information about Directors and Nominees for Directors

  The names of the directors whose terms of office shall continue after the 1995 Annual Meeting and the nominees, their principal occupations during at least the past five years, other directorships held, and certain other information are set forth below. Ages shown are as of March 1, 1995.

Directors of the First Class Nominated for Election at the 1995 Meeting for Terms Expiring in 1998

                    Dr. Colin C. Blaydon, age 54, was elected a director of
                  the Company in September 1988. Dr. Blaydon is Dean and Professor of Business Administration of the Amos Tuck School of Business Administration at Dartmouth College. Dr. Blaydon is also a Senior Advisor of Putnam, Hayes & Bartlett, Inc., a professional consulting firm, and a director of Tom's of Maine (consumer products) and Chairman of the Board of ITP Systems (systems integration). He is also a member of the Advisory Board of the University of Southern California, Graduate School of Business Administration and Trustee of the Lowell Whiteman School. Member of the Company's Audit and Pension and Investment Committees.

                    William H. Bricker, age 63, was elected a director of the
                  Company in March 1982. He was from July 1976 to May 1987 the Chief Executive Officer and from November 1979 to May 1987 the Chairman of the Board of Diamond Shamrock Corporation, now known as Maxus Energy Corporation (coal, chemicals and oil and gas). He is Chairman of the Board and Chief Executive Officer of D.S. Energy Services, Inc. (business consultants and international oil and gas), Trust Manager of American Industrial Properties REIT and President of Bear Creek Angus Ranch, Inc. Mr. Bricker also is a director of Montana Floral Corporation and Eltech Systems Corporation. Member of the Company's Audit and Pension and Investment Committees.

                    M. Thomas Moore, age 60, became a director of the Company
                  in June 1993. Mr. Moore has been Chairman of the Board of Cleveland-Cliffs Inc (iron ore) since May 10, 1988 and its Chief Executive Officer since January 1, 1987, and prior thereto, he served as its President. He also is a director of KeyCorp (banking) and Capitol American Financial Corporation. Mr. Moore is also a director of the American Iron and Steel Institute, the American Iron Ore Association, and the American Mining Congress. Chairman of the Company's Compensation and Organization Committee and member of the Company's Board Affairs and Executive Committees.

                    Harold A. Poling, age 69, became a director of the Company in November 1993. Mr. Poling, now retired, was Chairman and Chief Executive Officer of Ford Motor Company from March 1, 1990 to October 1993, and prior thereto, since October 1987 was Vice Chairman and Chief Operating Officer of Ford Motor Company. He is also a director of Shell Oil Company, Kellogg Company, Chicago and North Western Transportation Company and Flint Ink Corp. and a member of the International Board of VIAG AG (conglomerate). Member of the Company's Audit and Compensation and Organization Committees.

                    Vincent A. Sarni, age 66, became a director of the Company in June 1993. Mr. Sarni, now retired, was Chairman of the
                  Board and Chief Executive Officer of PPG Industries, Inc.
                  from November 1984 until September 1993. He is also a
                  director of PPG Industries, Inc., PNC Bank Corp., AMTROL
                  Corp. (water treatment equipment manufacturing) and Hershey Foods Corporation. Member of the Company's Board Affairs and Compensation and Organization Committees.
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Directors of the Second Class--Terms Expire in 1996

                    Edgar L. Ball, age 68, became a director of the Company in
                  April 1994. He served as International Secretary of the USWA from January 1990 to March 1994 and as International Secretary-Treasurer of the USWA from March 1990 to March 1994. He also has been Chairman of both the Nonferrous Industry Conference of the USWA and National Nonferrous Coordinating Bargaining Committee, was a director of the Southern Labor Institute and has served as chairman of the USWA Leadership Development and Labor-Management Participation Task Forces. Member of the Company's Audit and Pension and Investment Committees.

                    John E. Jacob, age 60, became a director of the Company in
                  June 1993. Mr. Jacob has been Executive Vice President and Chief Communications Officer for Anheuser-Busch Companies, Inc. since June 1994. Prior thereto, he had been President and Chief Executive Officer of the National Urban League Inc. since January 1982. He also is a director of New York Telephone Company, Continental Corporation (insurance), Coca-Cola Enterprises, Inc. and Anheuser-Busch Companies, Inc. Member of the Company's Audit and Pension and Investment Committees.

                    Edward C. Joullian III, age 65, became a director of the
                  Company in October 1976. For more than the past five years, he has been Chairman of the Board and Chief Executive Officer of Mustang Fuel Corporation (energy development and services). He also is a director of American Fidelity Companies (insurance) and subsidiaries and Fleming Companies, Inc. (food distribution). He also is a trustee of The Colonial Williamsburg Foundation, Williamsburg, Virginia. Chairman of the Company's Board Affairs Committee and member of the Company's Executive and Compensation and Organization Committees.

                    Samuel K. Skinner, age 56, became a director of the
                  Company in June 1993. He has been President and a director of Commonwealth Edison Company since February 1, 1993. Prior thereto, he served as Chief of Staff to the President of the United States. Prior to his White House service, Mr. Skinner served as U.S. Secretary of Transportation for nearly three years. Prior to February 1989, he practiced law as a Senior Partner in the Chicago law firm of Sidley & Austin, where he served on the firm's executive committee. He is also a director of Chicago and North Western Holdings Corp. (transportation). Chairman of the Company's Audit Committee and member of the Company's Executive and Pension and Investment Committees.

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Directors of the Third Class--Terms Expire in 1997

                    John C. Evans, age 69, became a director of the Company in
                  January 1987. He has been an Advisory Director of Morgan Stanley & Co., Incorporated (investment bank) for more than the past five years and is a director and Chairman of the Finance Committee of The Henry Luce Foundation, Inc. He is also the Chairman of the Board of Trustees of Connecticut College and a director and Chairman of the Finance and Budget Committee of Dia Center for the Arts, a non-profit arts organization. Member of the Company's Audit and Compensation and Organization Committees.

                    David H. Hoag, age 55, became Chairman of the Board of the
                  Company in June 1991 and President and Chief Executive Officer of the Company in February 1991. He has been a director of the Company since June 1986. He was Executive Vice President-Steel of the Company from June 1986 until February 1991. He also is the Chairman of the Board and Chief Executive Officer of LTV Steel Company, Inc. He also is a director of The Chubb Corporation (insurance) and The Lubrizol Corporation (chemical manufacturing) where he serves as the Chairman of its Compensation Committee. He also serves as Chairman of Cleveland Tomorrow, a prominent Cleveland business group, and as Chairman of the Board of Trustees of Allegheny College. He also was a past Chairman of the Board of the American Iron and Steel Institute. Chairman of the Company's Executive Committee and member of the Company's Board Affairs Committee.

                    Dr. Paul G. Stern, age 56, became a director of the
                  Company in June 1993. He is a special limited partner of Forstmann Little (merchant banking firm). He was Chief Executive Officer of Northern Telecom Ltd. from April 1989 to March 1993 and its Chairman of the Board from April 1990 to July 1993. He also is a director of Whirlpool Corporation, Dow Chemical Company, Gulfstream Aerospace, General Instrument Corporation and Varian Associates, Inc. (analytical instruments). Member of the Company's Board Affairs and Compensation and Organization Committees.

                    Stephen B. Timbers, age 50, became a director of the
                  Company in June 1993. Since September 1992, he has been President and Chief Operating Officer of Kemper Corporation (financial services) and is a director of Kemper Corporation. Prior thereto, since 1987, he served as Chief Investment Officer of Kemper Financial Services and, from 1991 to 1993, of Kemper Corporation. He also is a director of Gillett Holdings (ski resorts) and a Trustee of the Kemper Mutual Funds and Closed-End Funds. Chairman of the Company's Pension and Investment Committee and member of the Company's Executive and Compensation and Organization Committees.

                    Farah M. Walters, age 50, became a director of the Company in June 1993. She is President and Chief Executive Officer of University Hospitals Health System, Inc. and University Hospitals of Cleveland. Prior thereto, beginning in March 1991 until January 1992, she served as Senior Executive Vice President of University Hospitals Health Systems, Inc. and Executive Director of University Hospitals of Cleveland. From February 1987 until April 1989, she was Senior Vice President and General Manager, Integrated Health System Management Center. She also is a director of Kerr-McGee Corporation (oil and gas), Society National Bank and Anthem P&C Holdings, Inc. (insurance). Member of the Company's Audit and Board Affairs Committees.

Committees of the Board of Directors

  The Company has standing Audit, Board Affairs, Compensation and
Organization, Pension and Investment and Executive Committees of the Board of Directors. The members of these Committees have been identified above. The Board of Directors met nine times in 1994.

  The Audit Committee recommends the selection of independent auditors to the Board of Directors; reviews the plan of the audits to be performed by the independent auditors and internal audit department, together with their audit reports and any recommendations made by them; reviews the results of the audit for the prior fiscal year with the independent auditors, reviews annual financial statements before they are published, reviews the independence of the independent auditors, reviews the reporting assignment of the internal audit function, and reviews the Company's significant accounting policies, internal controls and financial reporting practices. The Audit Committee also reviews the Company's business conduct policies and reviews issues related to environmental, safety, health and workers' compensation matters. The Audit Committee met four times in 1994.

  The Board Affairs Committee recommends to the full Board nominees for election to the Board of Directors. The Board Affairs Committee also recommends to the full Board all matters relating to Board composition, terms, ethics, procedures, compensation and benefits and committee structures and assignments and reviews the annual proxy statement before publication. The Board Affairs Committee met two times in 1994.

  The Compensation and Organization Committee determines the annual salary, bonus and other benefits of the officers of the Company and establishes and reviews, as appropriate, executive compensation policies and performance standards under compensation programs for such officers. The Compensation and Organization Committee also recommends new employee benefit plans and changes to those plans to the Board of Directors, grants stock related incentives and administers all of the Company's employee benefit plans. The Compensation and Organization Committee also recommends to the Board of Directors candidates for election as corporate officers, reviews and monitors matters related to management development and succession, and reviews the annual proxy statement before publication. The Compensation and Organization Committee met four times in 1994.

  The Pension and Investment Committee sets funding and investment policies for the pension plans and employee welfare benefit plans of the Company and its subsidiaries, monitors compliance by the Company with the terms of the Company's settlement agreement with the Pension Benefit Guaranty Corporation, and appoints, monitors and terminates investment managers. The Pension and Investment Committee met three times in 1994.

  The Executive Committee is empowered to exercise all of the authority of the Board of Directors, except that it does not have the power to rescind any action previously taken by the Board of Directors or to take certain actions enumerated in the Company's By-Laws (such as amend the Certificate of Incorporation or adopt an agreement of merger or consolidation). The Executive Committee meets as necessary and did not meet in 1994.

Security Ownership of Directors, Management and Principal Stockholders

  The following table sets forth certain information regarding the ownership as of December 31, 1994 of each class of the Company's equity securities by
(i) each of the directors, (ii) the five executives named in the summary compensation table below and (iii) all current directors and officers as a group. No persons are known by management to be beneficial owners of more than 5% of any class of the Company's equity securities, except as noted below. All such holders have sole voting and investment powers unless otherwise indicated.

                         Number Beneficially Owned                      % of Class
                         -------------------------------------    ---------------------
                                 Shares of                Series A     Shares of   Series A
Name                           Common Stock               Warrants    Common Stock Warrants
- ----                          --------------             ----------   ------------ --------
Directors
David H. Hoag...........          134,027(c)(d)(e)           158         (a)        (a)
Edgar L. Ball...........                0                      0           0          0
Dr. Colin C. Blaydon....            2,000(e)                   0         (a)          0
William H. Bricker......               80(c)                  29         (a)        (a)
John C. Evans...........            2,006(c)(e)               11         (a)        (a)
John E. Jacob...........            2,000(e)                   0         (a)          0
Edward C. Joullian III..            4,085(b)(c)(e)            38         (a)        (a)
M. Thomas Moore.........            5,247(e)(f)                0         (a)          0
Harold A. Poling........            2,000(e)                   0         (a)          0
Vincent A. Sarni........            2,000(e)                   0         (a)          0
Samuel K. Skinner.......            2,000(e)                   0         (a)          0
Dr. Paul G. Stern.......            2,000(e)                   0         (a)          0
Stephen B. Timbers......            2,000(e)                   0         (a)          0
Farah M. Walters........            2,000(e)                   0         (a)          0
Four Other Officers
 Named in
 Summary Compensation
 Table
J. Peter Kelly..........           25,886(d)(e)                0         (a)          0
Arthur W. Huge..........           18,588(d)(e)                0         (a)          0
Glenn J. Moran..........           11,351(d)(e)                0         (a)          0
William G. Wiley........           17,991(d)(e)                0         (a)          0
All current directors
 and executive officers
 (twenty, including
 above).................          268,464(d)(e)              236         (a)        (a)

- --------
(a) Less than 1% of class.
(b) Mr. Joullian has a beneficial interest in 3,064 shares of Common Stock owned by Joullian & Co., a limited partnership.
(c) Includes shares of Company Common Stock issuable upon exercise of the Series A Warrants. Each Series A Warrant is exercisable for 0.5582 of a share of Common Stock.
(d) Includes shares of Company Common Stock in the following amounts which are subject to conditions of forfeiture and restrictions on sale, transfer or other disposition: Mr. Hoag--68,600 shares; Mr. Kelly--3,919 shares; Mr. Huge--5,587 shares; Mr. Moran--4,650 shares; Mr. Wiley--4,741 shares and All Executive Officers as a Group--96,664 shares.
(e) Includes shares of Common Stock in the following amounts which are not now owned but which could be acquired by exercise of stock options: Each non-employee Director (except Messrs. Ball and Bricker)--1,000 shares; Mr. Hoag--50,000 shares; Mr. Kelly--16,666 shares; Mr. Huge--10,000 shares; Mr. Moran--5,000 shares; Mr. Wiley--10,000 shares and All Executive Officers as a Group--109,999 shares.
(f) Excludes 819,564 shares of Company Common Stock owned by Cleveland-Cliffs Inc, for which Mr. Moore serves as Chairman and Chief Executive Officer.

  Sumitomo and its affiliates own 100% of the Company's Series B Preferred Stock (500,000 shares) and 3,328,220 shares of the Company's Common Stock. Sumitomo and its affiliates, through conversion of its Series B Preferred Stock and convertible notes, together with its existing shares of the Company's Common Stock, could acquire up to 11,382,113 shares or approximately 10% of the Company's Common Stock. The address of Sumitomo's U.S. affiliate is c/o Sumitomo Metal USA Corporation, 8750 West Bryn Mawr Avenue, Suite 1000, Chicago, Illinois 60631.

  As of December 31, 1994, the LTV Steel ESOP held 2,913,107 shares of Common Stock, the participants of which consist of employees of the steel operations represented by the USWA. The Company is also contractually committed to issue additional shares of Common Stock (subject to further upward adjustment in connection with specified future issuances of stock to certain third parties). The shares of Common Stock issued as of December 31, 1994, together with the shares which the Company is committed to issue in the future, represent approximately 4.7% of the Company's Common Stock. The participants exercise sole voting and dispositive power with respect to such shares.

  In February 1995, Capital Growth Management Limited Partnership ("CGMLP") reported it beneficially owned 5,436,400 shares of Common Stock or 5.22% of the outstanding Common Stock as of such date. As to such shares, CGMLP reported it had sole voting authority as to 3,115,100 shares and shared dispositive authority with respect to all 5,436,400 shares. Address: One International Place, Boston, Massachusetts 02110.

Executive Compensation and Other Information

  The following Summary Compensation Table sets forth the cash compensation and other components of the compensation of David H. Hoag, the Chairman and Chief Executive Officer of the Company, and the other four most highly compensated executive officers of the Company in 1994.

                          Summary Compensation Table

                                     Annual Compensation       Long-term Compensation
                                  ------------------------- -----------------------------
                                                                   Awards         Payouts
                                                            --------------------- -------
                                                    Other              Number of
                                                   Annual   Restricted Securities         All Other
                                                   Compen-    Stock    Underlying  LTIP    Compen-
                                  Salary   Bonus  sation(1)  Award(s)   Options   Payouts sation(3)
Name and Principal Position  Year   ($)     ($)      ($)      ($)(2)    Granted     ($)      ($)
- ---------------------------  ---- ------- ------- --------- ---------- ---------- ------- ---------
David H. Hoag                1994 550,000 360,000       0   1,189,825    43,000       0     43,285
Chairman and Chief           1993 550,000 200,000       0           0   150,000       0     40,975
Executive Officer            1992 550,000 150,000   8,311           0         0       0     30,580
J. Peter Kelly
President and Chief          1994 312,500 200,000       0      73,613    19,500       0     92,307
Operating                    1993 297,917 187,500       0           0    50,000       0    137,668
Officer--LTV Steel           1992 275,000 128,906       0           0         0       0    141,695
Arthur W. Huge               1994 232,500 155,000       0     103,813     9,170       0     46,913
Senior Vice President &      1993 225,000 168,750       0           0    30,000       0     80,273
Chief Financial Officer      1992 185,000  84,375       0           0         0       0    109,795
Glenn J. Moran
Senior Vice President,       1994 215,004 135,000       0      87,769     7,750       0     44,084
General Counsel and          1993 215,004 161,250       0           0    15,000       0     78,387
Secretary                    1992 182,683 134,375   2,840           0         0       0     93,035
William G. Wiley             1994 191,125 140,000       0      87,769     7,750       0     41,626
Senior Vice President        1993 182,500  92,000       0           0    30,000       0     69,959
Technology & Business        1992 175,000  82,031       0           0         0       0     88,987
Ventures--LTV Steel(4)

- --------
(1) Consists of tax gross up payments and adjustments relating to perquisites.
(2) The number of shares and year-end value of restricted Common Stock awards held as of December 31, 1994 were as follows: Mr. Hoag--68,600 shares and $1,131,900; Mr. Kelly--3,900 shares and $64,350; Mr. Huge--5,500 shares and $90,750; Mr. Moran--4,650 shares and $76,725 and Mr. Wiley--4,650 shares and $76,725. Dividends are payable on restricted stock awards to the same extent and in the same manner as all other shares of Common Stock. All restricted stock awards granted under the Company's Management Incentive Program vest on the fifth anniversary of the date of grant.
(3) Consists of supplemental salary under the Design Your Benefits Program, accruals under defined contribution pension plans, matching employer contributions of cash to the Capital Accumulation Plan and service recognition payments in the following respective amounts for 1994: Mr. Hoag--$29,975, $0, $2,310 and $11,000; Mr. Kelly--$16,694, $67,303, $2,310
    and $6,000; Mr. Huge--$9,930, $34,658, $2,325 and $0; Mr. Moran--$9,568,
    $34,516, $0 and $0; and Mr. Wiley--$8,360, $27,651, $1,935 and $3,680.
(4) Mr. Wiley was named President and Chief Executive Officer of Trico Steel Company LLC, a 50% owned affiliate, on January 11, 1995.

  The following table sets forth certain information concerning options to purchase Company Common Stock granted in 1994 to the five individuals named in the Summary Compensation Table.

                             Option Grants in 1994

                                                                         Potential Realizable Value at Assumed
                                                                              Annual Rates of Stock Price
                                        Individual Grants                  Appreciation for Option Term (3)
                          ---------------------------------------------- ---------------------------------------
                                     % of Total
                          Number of   Options
                          Securities Granted to
                          Underlying Employees   Exercise or
                           Options   in Fiscal   Base Price   Expiration     0%
          Name             Granted    Year (1)  ($/Share) (2)    Date       ($)         5% ($)         10% ($)
- ------------------------  ---------- ---------- ------------- ---------- --------- -------------- ---------------
David H. Hoag               43,000       16         19.33      10/27/04      0           490,860       1,273,960
J. Peter Kelly              19,500        7         19.33      10/27/04      0           222,600         577,720
Arthur W. Huge               9,170        4         19.33      10/27/04      0           104,680         271,680
Glenn J. Moran               7,750        3         19.33      10/27/04      0            88,470         229,610
William G. Wiley             7,750        3         19.33      10/27/04      0            88,470         229,610
All Common Stock
  Holders (4)                   --       --            --            --      0     1,219,617,571   3,090,750,382

- --------
(1) A total of 261,705 options were granted in 1994. With respect to each grant, one-third of the options becomes exercisable on October 27, 1995, one-third on October 27, 1996 and one-third on October 27, 1997, unless the vesting schedule is accelerated to become fully exercisable upon death, retirement, disability or a change in control as defined in the Management Incentive Program. Each optionee must demonstrate the ownership of a specified number of "qualifying shares" of Company Common Stock in order to participate in future option awards. Each option is exercisable with a payment of cash, stock or both for a period of 10 years and vests immediately in the event of death, disability or retirement or in the event certain change of control events occur. If shares are used to exercise an option, the Compensation and Organization Committee of the Board of Directors may grant a replacement option on the shares so used.
(2) The exercise price was based on an historical average trading price over a thirty-day trading period prior to the award as provided in the Management Incentive Program. On the date of such grants, the closing price of a share of Common Stock as reported on the New York Stock Exchange was $18.875 a share.
(3) The dollar amounts under these columns are the result of theoretical calculations at 5% and 10% rates set by the Securities and Exchange Commission, and therefore are not intended to forecast possible future appreciation, if any, in the Company's stock price.
(4) The potential realizable value for all stockholders is based on 102,744,558 shares of Common Stock outstanding at December 31, 1994.

  The following table sets forth certain information concerning the exercise in 1994 of options to purchase Company Common Stock by the individuals named in the Summary Compensation Table and the unexercised options to purchase Company Common Stock held by such individuals at December 31, 1994.

        Aggregated Option Exercises in 1994 and Year End Option Values

                                                                                Value of Unexercised
                    Shares             Number of Securities Underlying          In-the-Money Options
                  Acquired on  Value     Options Granted at Year End             at Year End ($) (1)
                   Exercise   Realized -----------------------------------    -------------------------
Name                  (#)       ($)     Exercisable        Unexercisable      Exercisable Unexercisable
- ----              ----------- -------- ---------------    ----------------    ----------- -------------
David H. Hoag           0         0        50,000             143,000          56,250       112,500
J. Peter Kelly          0         0        16,666              52,834          18,749        37,501
Arthur W. Huge          0         0        10,000              29,170          11,250        22,500
Glenn J. Moran          0         0         5,000              17,750           5,625        11,250
William G. Wiley        0         0         10,000              27,750         11,250        22,500

- --------
(1) The value is calculated based on the aggregate amount of the excess of $16.50 (the closing price of a share of the Company's Common Stock as reported on the New York Stock Exchange Composite Transactions report for December 30, 1994) over the relevant exercise price.

Retirement Benefit Plans

 Executive Benefit Plan

  The Company has an Executive Benefit Plan ("Benefit Plan") which provides minimum retirement, disability and survivor benefit levels, to the extent not otherwise provided under other plans, for certain key executives of the Company and its subsidiaries. Benefits under the Benefit Plan are reduced to the extent that benefits are payable by Social Security, under other retirement and disability income plans of the Company and its subsidiaries and, in Mr. Hoag's case, the retirement benefit provided under his employment contract. For those individuals who became participants after December 31, 1984, benefits are also reduced to the extent benefits are payable by retirement plans of former employers.

  The maximum retirement benefit is 50% of final average compensation after 15 years of participation or upon attaining normal retirement age, whichever should first occur. For participants whose employment terminates prior to normal retirement age and prior to 15 years of participation, benefits accrue at the rate of 3-1/3% of final average compensation per year of participation (prorated for each calendar month during which the participant participated for at least one day). Final average compensation is a participant's average annual compensation (base salary plus awards under the Annual Incentive Program) for the 36 consecutive months which yield the highest average compensation while a participant. Retirement benefits are payable at the later of a participant's termination of employment or normal retirement age or before normal retirement age with approval of the Board of Directors of the Company. Normal retirement age under the Benefit Plan is age 62 for individuals becoming participants as of or after January 1, 1985 and age 60 for those who became participants prior to January 1, 1985.

  The Benefit Plan provides a disability benefit equal to 100% of final average compensation for one year and 50% thereafter and a survivor benefit payable to a participant's spouse (until death) and, subsequently, to the participant's children collectively (until the last child reaches age 21). The survivor's benefit for active and disabled participants is 25% of final average compensation. Similar survivors of retired participants will receive in the aggregate a benefit of 50% of the relevant participant's pension. Furthermore, survivors of former participants who die while still employed by LTV will receive a benefit of 50% of the pension accrued while an active participant.

  Seven executive officers of the Company and its subsidiaries (including Messrs. Hoag, Kelly, Huge, Moran and Wiley) are participants in the Benefit Plan. The Company closed the Benefit Plan to new participants after December 31, 1993.

  As of December 31, 1994, the annualized earnings of Messrs. Hoag, Kelly, Huge, Moran and Wiley covered by the Benefit Plan were approximately $825,000, $495,000, $351,000, $322,500 and $290,250, respectively. As of December 31,
1994, Messrs. Hoag, Kelly, Huge, Moran and Wiley were credited with 11, 5, 2, 2 and 3 years of participation, respectively.

 Funding of Benefit Plan

  For 1993 and prior years, the Benefit Plan provided for the purchase of annuities by the Company from time to time for the benefit of participants in the Benefit Plan and their survivors (as defined in the Benefit Plan) to cover the estimated after-tax net benefits accrued under the Benefit Plan that were in excess of any accrued offsetting benefits under the Company's qualified retirement plans. The Benefit Plan also provided for the payment by the Company of any incremental income tax owed by the participants as a result of the Company's purchase of the annuities on their behalf. Payments under the annuities began at normal retirement age (age 60 for participants who entered the Benefit Plan prior to January 1, 1985 and age 62 for participants who entered on or after January 1, 1985) or, if later, the effective purchase date of the annuity. In the event that a plan participant with an annuity continues as an employee after normal retirement age under the Benefit Plan, his salary is reduced by the annuity payments. The annuities have no cash surrender value and are nontransferable. In 1994, the aggregate cost to the Company of annuities (including payments on behalf of participants for such incremental income taxes) was $995,897 to cover benefits accrued through December 31, 1993. None of such purchases was for the benefit of individuals named in the Summary Compensation Table. See "Certain Relationships and Related Transactions" for information relating to the Company's special contractual obligation to purchase annuities to fund retirement benefits for Mr. Hoag. For the plan year 1994, the purchase of annuities was discontinued and the Company provided such benefits through a "Rabbi trust" with the participants as named beneficiaries.

  The following table shows the estimated annual benefits payable upon retirement under the Benefit Plan for employees in the classifications specified.

  Age/Years               Annual Compensation--Three-Year Average
     of           -----------------------------------------------------------------------
Participation     $300,000       $450,000       $600,000       $750,000       $900,000
- -------------     --------       --------       --------       --------       --------
                                  Estimated Annual Benefit
Age 59
   5 years        $ 50,000       $ 75,000       $100,000       $125,000       $150,000
  10 years        $100,000       $150,000       $200,000       $250,000       $300,000
  15 years        $150,000       $225,000       $300,000       $375,000       $450,000
Age 60/62
   5 years        $150,000       $225,000       $300,000       $375,000       $450,000
  10 years        $150,000       $225,000       $300,000       $375,000       $450,000
  15 years        $150,000       $225,000       $300,000       $375,000       $450,000

- --------
Note: Benefits will be reduced by Social Security benefits and retirement and disability benefits payable under other Company plans. For those individuals who became participants after December 31, 1984, benefits are also reduced to the extent benefits are payable by retirement plans of former employers.

 Other Retirement Plans

  Officers of the Company included in the Summary Compensation Table, except for Mr. Huge, were also covered by the Company's defined benefit plan, which was frozen on December 31, 1993. Messrs. Hoag and Kelly were also covered by the defined benefit plan of the steel subsidiary, which was frozen in 1986, the benefits of which are offset from the Company's defined benefit plan. Assuming retirement at age 65, the aggregate annual benefit payable to Messrs. Hoag, Kelly, Moran and Wiley under these two defined benefit retirement plans will be approximately $107,890, $75,370, $35,970 and $21,570, respectively. In Mr. Hoag's case, this accrued annual retirement benefit is in addition to the accrued annual retirement benefit of $500,000 provided under Mr. Hoag's employment contract, annual payments of $54,000 under two annuities purchased by the Company and the benefit payable under the Company's defined contribution plan (which annual accruals are included in the Summary Compensation Table). The aggregate defined benefit pension amount payable annually to Mr. Hoag under all of the above at age 65 would be $661,890. With respect to Messrs. Kelly, Moran and Wiley, their retirement benefits under these two retirement plans are in addition to the retirement benefit which will be payable as of retirement under the Company's defined contribution plan, and all three of such plans serve as offsets to any additional amount otherwise payable to them under the Benefit Plan as described above.

 Severance Pay Program

  During the Chapter 11 proceedings, the Company also adopted an LTV Key Employee Retention Plan ("Retention Plan") to attract and retain employees to conclude the bankruptcy. This plan was intended to operate as an inducement only during the years of the Chapter 11 proceedings; accordingly, with the Company's emergence from Chapter 11 proceedings, the Retention Plan was closed to new participants. The Retention Plan will terminate on June 28, 1995, except that such termination will not adversely affect the rights of a participant who terminated employment under the provisions of the Retention Plan prior to such date. The Retention Plan provides for severance benefits upon the involuntary termination of employment or constructive discharge (as defined) of certain key employees within a 24-month period following the happening of any of a number of specified Benefit Events (described below). In such event, Retention Plan participants have 24 months thereafter in which to exercise their rights to Retention Plan benefits. For participants with five or more years of employment with LTV who are also participants in the Benefit Plan, the Retention Plan provides for (i) a lump sum payment equal to salary and targeted annual incentive program payments for two years (not subject to any offset and not payable for those who have attained their Normal Retirement Age (as defined) or 15 years of participation in the Benefit Plan) and (ii) payment in installments of an aggregate amount equal to salary and the targeted annual incentive program payment for one year (offset by other severance type payments and compensation received from other employers). For other participants, the Retention Plan provides for payment in installments of an aggregate amount equal to salary and targeted annual incentive program payments for two years (offset by other severance type payments and compensation received from other employers).

  Benefit Event is defined to include the following categories of events: (a) the sale or divestiture of all or a material portion of the stock or assets or the downsizing (as defined) or liquidation of the Company or the Operating Entity (as defined) within which the participant is employed, (b) the consummation of a plan of reorganization for the Company, (c) the conversion of the Chapter 11 proceedings involving the Company into Chapter 7 proceedings or (d) the appointment of a trustee in the bankruptcy proceedings involving the Company.

  Under the terms of the Retention Plan, benefits that would otherwise be payable to any participant are limited to an amount which would not result in a disallowance of deduction as an "excess parachute payment" under Section 280G of the Internal Revenue Code.

  Eighty-nine present and past employees of the Company and its present subsidiaries (including Messrs. Kelly, Huge, Moran and Wiley) are covered by the Retention Plan. Mr. Hoag became ineligible as a participant in the Retention Plan when he became President and Chief Executive Officer of the Company. The annualized salaries, including targeted annual incentive program awards, for Messrs. Kelly, Huge, Moran and Wiley are $495,000, $351,000, $322,500 and $290,250, respectively.

Director Compensation

  Mr. Hoag receives no compensation for his service as a director. Directors who are not employees of the Company receive fees in accordance with the following schedule.

     Annual retainer
       For Board service............................................... $30,000
       For service as chairman of a committee.......................... $ 2,500
     Attendance fees
       Board meetings (per meeting).................................... $ 1,000
       Committee meetings (per meeting)................................ $ 1,000

  In addition, non-employee directors who own at least 1,000 shares of the Company's Common Stock each receive immediately after each annual meeting of shareholders an annual grant of options to purchase 1,000 shares of Common Stock.

  In addition, Mr. Bricker, a past chairman of a predecessor of the Company's Compensation and Organization Committee, was paid $6,000 in 1994 for time expended on behalf of the Company over a six day period in connection with litigation brought by a group of former employees to recover severance benefits under the Company's Retention Plan.

  The Company has adopted, subject to stockholder approval at the 1995 Annual Meeting, a Non-Employee Directors' Equity Compensation Plan and a Non-Employee Directors' Deferred Compensation Plan. The equity plan would permit such directors to take their fees in the form of Common Stock of the Company. The deferred compensation plan would permit such directors to defer receipt of their fees and would provide eight notional investment options for such fees, including a notional investment in the Company's Common Stock. See "Proposal to Approve the Company's Non-Employee Directors' Equity Compensation Plan" and "Proposal to Approve the Company's Non-Employee Directors' Deferred Compensation Plan."

Certain Relationships and Related Transactions

 Contracts and Certain Commercial Relationships

  In connection with the election of Mr. Hoag as President and Chief Executive Officer of the Company on February 1, 1991, Mr. Hoag and the Company entered into an employment agreement pursuant to which the Company agreed to employ him through January 31, 1996 at an annual salary of at least $550,000, continue his participation in the Company's existing executive compensation plans (or their successors), and purchase for him a series of five deferred annuities, each of which would provide an annual benefit of $100,000 for an aggregate annual benefit of $500,000, beginning at age 60. For a description of additional retirement benefits payable to Mr. Hoag, see "Other Retirement Plans." The annuities purchased pursuant to the employment agreement were credited against any annuities which in the past would otherwise have been required to be purchased by the Company under the Benefit Plan. In 1994 and 1995, the aggregate cost to the Company (including payments on behalf of Mr. Hoag for incremental income taxes) was $1,431,146 and an estimated $1,270,500, respectively. In the event of Mr. Hoag's death prior to the purchase of such annuities, the Company agreed to purchase sufficient annuities to ensure Mr. Hoag's spouse an immediate benefit in the amount of $250,000 annually. In the event of a diminution in title, compensation or duties (including as a result of a divestiture of assets) or the appointment of a trustee under the Bankruptcy Code, Mr. Hoag is entitled to terminate his employment and receive annually for the unexpired portion of such agreement, 150% of his then current base salary (offset by compensation from other employers) plus all five annuities provided for under the agreement. Furthermore, Mr. Hoag and his spouse will continue to be covered under the Company's health care program for the remainder of their lives. Mr. Hoag would also be entitled to the above-mentioned benefits in the event his employment is terminated for other than cause during the term of the agreement.

  In the ordinary course of business, the Company and its subsidiaries have engaged in transactions with other corporations, whose directors or officers are members of the Board of Directors of the Company. All such transactions, including those described in the next paragraph and under "Compensation Committee Interlocks and Insider Participation," were conducted on an arm's length basis and on terms competitive with those generally available in the marketplace at the time.

  The Company paid $67.2 million for technical assistance and other fees, steel mill product and interest and dividends on notes and preferred stock and sold $21.9 million of steel product to Sumitomo and its affiliates in 1994. Subsidiaries of the Company and of Sumitomo also are partners in two electro-galvanizing line joint ventures and a proposed mini-mill joint venture. The Company paid an aggregate of $132.1 million in processing fees to such partnerships in 1994, and such partnerships paid an aggregate of $2.8 million in rent and related fees to the Company in 1994. Sumitomo and its affiliates are a significant stockholder of the Company. See "Security Ownership of Directors, Management and Principal Stockholders."

 Compensation Committee Interlocks and Insider Participation

  The current members of the Compensation and Organization Committee are Messrs. Moore, Evans, Joullian, Poling, Sarni, Stern and Timbers. None of such directors has ever been an employee of the Company.

  Two members of the Compensation and Organization Committee are executive officers of companies that buy or sell products or services to the Company in the ordinary course of business. Mr. Moore is the Chairman and Chief Executive Officer of Cleveland-Cliffs Inc which is paid fees by the Company for iron ore mine management, royalties and transportation services and which from time to time buys iron ore from and sells iron ore to the Company in the ordinary course of business. Mr. Joullian is the Chairman and Chief Executive Officer of Mustang Fuel Corporation which from time to time in the ordinary course of business purchases products from the Company's energy products group.

Compensation and Organization Committee Report on Executive Compensation

 Introduction

  The Compensation and Organization Committee of the Board of Directors has the responsibility to review and approve compensation and benefit actions for all officers of the Company. In addition, the Committee reviews compensation and benefit programs applying to all non-union represented salaried employees. The Committee has access to an independent executive compensation consultant and survey data on competitive pay and benefit practices.

 Overview of LTV Senior Management Compensation Program

  The Company's senior management compensation program is designed to link executive compensation to corporate performance, thereby enhancing the Company's sustainable value to stockholders by rewarding superior performance.

  Salary level is determined based on the responsibilities of the position, experience of the incumbent and competitive salary levels. See below for a description of the competitors that comprise the compensation comparison group.

  The Annual Incentive Program rewards individuals for:

  . Success in meeting specific current corporate and, in certain cases, business unit objectives.
  . Successful individual performance.

  The Long-Term Incentive Program closely aligns the interests of management with those of the stockholders.

  During 1994, the Board at the request of this Committee amended the Company's Management Incentive Program (the "Program") to (i) set a minimum three year vesting period for restricted stock awards, (ii) delete all discretionary authority to accelerate the lapse of or to waive restricted stock restrictions and (iii) require stockholder approval of any amendment to the Program which would improve the terms of outstanding options. The Committee also determined that the minimum stock ownership level required in connection with stock based awards should be a condition for future stock based awards under the Program rather than a condition for the exercisability of outstanding options.

  Also during 1994, the Committee adopted, subject to stockholder approval, a deferred compensation plan applicable to annual incentive awards to senior management and provided eight notional investment options for such deferred compensation including a notional investment in the Company's Common Stock.

  In its entirety, the senior management compensation program is expected to enable the Company to attract and retain outstanding individuals, and support efforts to create stockholder value.

  Steel producers operate in a highly competitive and cyclical market environment. Business cycles can have wide variations in intensity and duration. The investments needed to maintain a leadership position are significant and require an extended period of time to see a satisfactory profit return. The Committee considers these conditions in administering the senior management compensation program.

  The Committee compares Company performance, compensation levels and compensation programs with those of other integrated steel companies (a peer group consisting of AK Steel, Bethlehem, Inland, National and USX-U.S. Steel Group--those companies in the Performance Graph which are closer in size to the Company--the "Compensation Comparison Group"). The Committee also reviews compensation practices of comparably-sized companies in general industry. The Committee emphasizes total direct compensation consisting of salary, annual incentive and long-term incentive, as opposed to any single element. Salaries and incentives are targeted in the middle range of the Compensation Comparison Group. Actual total direct compensation is a function of the Company's performance against its objectives, individual performance, and changes in the fair market value of the Company's Common Stock.

  The mix of salary, annual incentive and long-term incentive will vary based on a position's impact and on competitive market practices. For positions with major corporate impact, between 50% and 60% of target total direct compensation is delivered through annual and long-term incentives (with the balance in salary). For positions with lesser impact, salary represents a higher proportion of total direct compensation.

  Additionally, all salaried employees, including each Named Executive, are eligible to participate in the LTV Capital Accumulation Plan which includes a provision to match a specified portion of the employee's contributions, based, in part, on Company profitability. Matching contributions made to the accounts of Named Executives in 1994 which are invested in shares of the Company's Common Stock are included in the accompanying tables. Depending upon profitability, matching contributions range from 1% to 4% of the participant's salary, subject to certain IRS limitations.

  During 1994, final distributions of accrued balances were made under the Company's Key Employee Extension Plan. This plan, adopted during Chapter 11 proceedings, was designed to attract and retain key employees through the duration of the proceedings. No further awards or grants will be made pursuant to this plan.

 Salary

  Salaries for officers are administered in a fashion similar to all other non-union LTV employees. Salary adjustments are determined by evaluating the responsibilities of the position, the competitive salary for the position (using as a target the middle range of salaries of comparable positions in the Compensation Comparison Group), the experience of the incumbent, the performance of the incumbent and the performance of the Company. In 1994, three of the Named Executives received salary increases, based on performance and the Company's target salary objectives.

 Annual Incentive Opportunity

  Under the Annual Incentive Program, weighted objectives (using specific performance measurements wherever feasible) are established in advance each year by the Committee. Incentive awards are determined by measuring actual performance against these objectives. Depending on a position's scope and impact, objectives may be based on a combination of corporate, group or individual performance criteria. In certain cases, business unit objectives are also established.

  The Committee, working with senior management, is responsible for measuring the attainment of all corporate, group and business unit objectives and individual objectives for corporate officers. Senior management are responsible for measuring the attainment of individual goals for all other participants. The Committee has the responsibility to review and approve all awards prior to payment. Based on position impact and competitive pay opportunities, target annual incentive opportunities range from 30% to 50% of salary. The Committee has the discretion to make these awards in either cash or stock.

  For 1994, the Committee set both financial objectives and other focus objectives (which will change from year to year). The Committee placed its primary emphasis upon cash flow and return-on-net-asset objectives. It also focused on performance in the areas of quality, productivity, cultural diversity and environmental and safety. It then reviewed senior management's collective and individual performance against such objectives, considering the market environment in which the Company operated for the year, and used its judgment and discretion in determining the awards.

 Long-Term Incentive Opportunity

  The Committee believes that management and stockholder interests should be aligned. As a result of the Company's reorganization in June 1993, its old equity securities were cancelled, and its executives had no equity position in the Company. In order to facilitate the acquisition of an equity stake by its executives, the Company designed its long-term incentive compensation program as a combination stock ownership and stock compensation program.

  Similar to salary and annual incentive targets, long-term incentive target levels are set based upon position impact and the middle range of competitive practice. Actual long-term incentive awards also reflect individual performance.

  For 1994, long-term incentive awards are split between stock options and restricted stock, the terms of which appear in the accompanying tables. The 1994 grant provided a targeted annual level of stock options for all recipients. With regard to restricted stock awards, all recipients, except Messrs.

Hoag and Kelly, received a grant for 1994 (based on the Company's approach of awarding one share of restricted stock annually for each five option shares) as well as their expected awards for 1995 and 1996 which were accelerated into 1994. The acceleration of the 1995 and 1996 awards to these individuals was made to build management's ownership level in the Company, further align their interests with those of the stockholders and support management retention. For these individuals, it is not expected that there will be any restricted stock grants during 1995 or 1996. It is expected that Messrs. Hoag and Kelly will be considered for additional grants in 1995 and 1996. All restricted stock awards vest five years from the date of grant.

 1994 Corporate Performance and CEO Compensation

  Mr. Hoag's salary, established at $550,000 in 1992, is the minimum level specified in his 1991 employment contract. The Committee maintained Mr. Hoag's base salary at that level for 1994 because the Committee considered that level to be competitive with the middle range of the Compensation Comparison Group. Mr. Hoag's employment contract entitles him to participate in the Annual Incentive Program. However, the employment contract does not mandate the annual performance ratings or award amounts; these are set annually by the Committee without regard to such contract. The various other benefits provided for in Mr. Hoag's employment contract did not affect the Committee's determination of Mr. Hoag's 1994 award under the Annual Incentive Program or his 1994 salary.

  Under the Annual Incentive Program, Mr. Hoag's target award is 50% of base salary. Mr. Hoag was granted an award of $360,000. In setting the award for 1994, the Committee considered many factors including the Company's strong earnings improvement, the overall strengthening of the Company's financial position, the formation of the Trico Steel joint venture, and the general performance on the Company's objectives described earlier. The Committee made a composite judgment without specifically weighting any of the factors.

  In 1994, an award of 8,600 shares of restricted stock and 43,000 stock options was granted to Mr. Hoag under the Long-Term Incentive Program described above. In addition, the Committee made a special grant of 60,000 shares of restricted stock in early 1994 to Mr. Hoag as an incentive to build stockholder value and retain his service with the Company. All restricted stock awards vest five years after the date of grant. The Committee believes the grants, in conjunction with his stock ownership position, places Mr. Hoag's potential benefits in direct alignment with those of the Company's stockholders. Mr. Hoag has fulfilled the commitment made in 1993 to purchase an additional 10,000 shares of Common Stock to fulfill his ownership requirement with respect to the Committee's 1993 award of options covering 150,000 shares of Common Stock.

 Policy Regarding Section 162(m)

  The Committee is studying the proposed regulations under Section 162(m) of the Internal Revenue Code as it relates to the Company's executive compensation program. The Company has not finalized a policy in regard to
Section 162(m) and will continue to monitor revisions to the proposed regulations as they are released. Since Section 162(m) became effective, the Company has not lost any tax deductions associated with this provision.

 Conclusion

  The Committee believes the compensation program was prudently administered during 1994, and that the overall design and objectives of the program are consistent with the long-term interests of the Company and its stockholders.

                                 The Compensation and Organization Committee
                                     M. Thomas Moore--Chairman
                                     John C. Evans            Vincent A. Sarni
                                     Edward C. Joullian III   Dr. Paul G. Stern
                                     Harold A. Poling         Stephen B. Timbers

Performance Graph

  The following graph compares the total stockholder return on the Company's Common Stock with the cumulative total return on the Standard & Poor's 500 Stock Index ("S&P Index") and a Company-constructed peer group of publicly traded integrated steelmakers consisting of Bethlehem Steel Corporation, Inland Steel Industries, Inc., National Steel Corporation, Weirton Steel Corporation, Wheeling-Pittsburgh, USX Corporation-Steel Group and Armco Inc./AK Steel Holding Corporation (the "Peer Group"). Armco Inc., in a recapitalization, transferred its carbon steel business to a wholly-owned subsidiary of AK Steel Holding Corporation at the end of March 1994. Accordingly, the index includes Armco Inc. for that period in the performance graph prior to the divestiture and AK Steel Holding Corporation for the period thereafter. Had the Company not made the change from Armco Inc. to AK Steel Holding Corporation following Armco's divestiture of its steel business, the total return for the Peer Group at December 31, 1994 would have been $96.04 (versus $95.72).

  The period shown consists of the date that the Company's Common Stock, which was initially issued in connection with the Company's reorganization on June 28, 1993, was registered under Section 12 of the Securities Exchange Act of 1934, as amended, through the end of the Company's last fiscal year. The graph assumes the investment of $100 in the Company's Common Stock, the S&P Index and the Peer Group on June 29, 1993 with immediate reinvestment of all dividends. The Peer Group total return has been weighted for market capitalization based on information contained in the public filings of members of the Peer Group.

                         LTV Common Stock Performance
                LTV vs. Total Returns of S&P 500 and Peer Group




                             [GRAPH APPEARS HERE]
                  COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                 AMONG LTV, S&P 500 INDEX AND PEER GROUP INDEX

Measurement period                               S&P 500            PEER GROUP
(Fiscal year Covered)          LTV                INDEX               INDEX
- ---------------------        --------            -------             -------
Measurement PT -
 6/29/93                     $100.00             $100.00             $100.00
FYE 12/31/93                 $101.57             $104.95             $102.04
FYE 12/31/94                 $103.94             $106.34             $ 95.72


Peer Group: Market weighted Index comprised of Armco/AK Steel, Bethlehem Steel, Inland, National Steel, Weirton, Wheeling-Pittsburgh and USX-Steel Group.

- -------------------------------------------------------------------------------

Proposal to Approve the Company's Non-Employee Directors' Equity Compensation
Plan

  The Company has adopted, subject to stockholder approval, The LTV Corporation Non-Employee Directors' Equity Compensation Plan (the "Equity Plan"). The purpose of the Equity Plan is to permit Directors who are not employees of the Company or its subsidiaries to receive their annual retainer and other fees in the form of the Company's Common Stock to further align their interests with those of the stockholders.

  The following summary of the Equity Plan is qualified in its entirety by reference to the full text of the Equity Plan, which is attached to this Proxy Statement as Exhibit A.

  The Equity Plan is available to Directors who are not employees of the Company or any of its subsidiaries. Each such Director may participate in the Equity Plan by making an election by a date which is at least six months in advance of the end of the calendar quarter for which he or she is to receive the quarterly portion of his or her retainer and any other fees for services as a Director.

  Such Director may elect to have up to 100% of his or her retainer for a calendar quarter and other director fees taken in the form of the Company's Common Stock. The election by a Director to receive all or a portion of the retainer and other fees in shares of Common Stock is irrevocable for the calendar quarter for which such amounts are paid.

  Promptly following the end of each calendar quarter, the Company will issue to each Director who has made an election a number of whole shares of Common Stock equal to the following: the amount that the Director has elected be taken in the form of shares for that quarter, divided by the closing of the price per share of Common Stock on the New York Stock Exchange on the last day of that quarter or, if greater, the lowest price necessary to avoid any adjustment in the price or exercise quantity of the Company's outstanding Series A warrants. Approximately 37,000 shares of Common Stock would have been issued to the Non-Employee Directors as a group in 1994 if the Equity Plan had been in effect during 1994 (assuming that all Non-Employee Directors had elected to take 100% of the fees earned by them in the form of Common Stock).

  Except as may be required by law, a Director shall have all the rights of a stockholder with respect to such shares of Common Stock.

  The Company will maintain a separate non-interest-bearing account for each Director who elects to participate in the Equity Plan, which account shall be credited with the amount for any quarter which is not convertible into whole shares of Common Stock. Such amount shall be combined with amounts in the next following quarter so that, when whole shares are issued to the Director for such subsequent calendar quarter, the amount in such account shall be reduced by that amount which results in the issuance of the maximum number of whole shares to such Director. A total of 250,000 shares of Common Stock are available to be issued under the Equity Plan. Such shares may be original issue shares of Common Stock or treasury shares or a combination of both.

  The Company's Board of Directors may alter or amend the Equity Plan from time to time or may terminate it in its entirety; provided, however, that no such action may, without the consent of a Director, affect the rights in any shares of Common Stock issued or to be issued to such Director. Further, without the approval of the Company's stockholders, no such amendment may increase the total number of shares of Common Stock to be issued under the Equity Plan, except for certain adjustments specified in the Equity Plan; nor may any such amendment cause the Equity Plan to lose its exemption under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

  The Board of Directors recommends a vote FOR the approval of the Equity
Plan.


- -------------------------------------------------------------------------------

Proposal to Approve the Company's Non-Employee Directors' Deferred Compensation Plan

  The Company has adopted, subject to stockholder approval, The LTV Corporation Non-Employee Directors' Deferred Compensation Plan (the "Director Plan"). The purpose of the Director Plan is to provide Directors of the Company who are not employees of the Company or its subsidiaries with the option to defer payment and therefore the recognition as income for federal income tax purposes of all or a portion of their annual retainer and other fees paid to them as Directors.

  The following summary of the Director Plan is qualified in its entirety by reference to the full text of the Director Plan which is attached to this Proxy Statement as Exhibit B.

  The Director Plan is available to the thirteen Directors who are not employees of the Company or any of its subsidiaries. Each such Director commences participation in the Director Plan by filing a written participation agreement with the plan administrator (see below).

  Such Director may irrevocably elect to defer a dollar amount or a specific percentage of his or her fees for each calendar plan year. Such Director may enroll by making a deferral election for a plan year at any time before the end of the prior plan year. Fees deferred under the Director Plan will be credited to a separate bookkeeping account.

  Each Director may request that his or her deferral be notionally invested in any one or more of the funds available under the Company's Capital Accumulation Plan (including the Company's Common Stock), or an obligation of the Company earning interest at a rate equal to prime (as defined), adjusted on a quarterly basis. Such investment preference requests may be changed at the start of any calendar quarter with respect to amounts previously deferred or amounts subsequently to be deferred, provided that any investment preference requests with respect to the Common Stock fund will not take effect until a date that is at least six months after the date of such request.

  Amounts deferred under the Director Plan will normally be paid, adjusted for earnings or losses, when a Director leaves the Board, although, subject to certain restrictions, a Director may irrevocably elect to receive in service distributions. Directors may elect to receive their deferred fees in the form of a lump sum, equal annual installments over a period of not more than ten years or a specific combination thereof.

  The plan administrator of the Director Plan will be a committee appointed by the Company. Deferred fees under the Director Plan will be paid from the general assets of the Company. There is no obligation to fund the deferred fees, although the Company may, in its discretion, use a Rabbi trust to accumulate the deferred fees and earnings. The deferrals are subject to the claims of the Company's general creditors.

  The Company reserves the right to amend or terminate the Director Plan at any time, provided no such amendment or termination may adversely affect the rights or benefits accrued to that date of any Director without the Director's prior written consent.

  The Board of Directors recommends a vote FOR approval of the Director Plan.

- -------------------------------------------------------------------------------

Proposal to Approve the Company's Executive Deferred Compensation Plan

  The Company has adopted, subject to stockholder approval, The LTV Corporation Executive Deferred Compensation Plan (the "Executive Plan"). The purpose of the Executive Plan is to provide certain management and highly-compensated employees of the Company and its subsidiaries with the option to defer payment and therefore the recognition as income for federal income tax purposes of all or a portion of their annual incentive awards under LTV's Management Incentive Program.

  The following summary of the Executive Plan is qualified in its entirety by reference to the full text of the Executive Plan, which is attached to this Proxy Statement as Exhibit C.

  The Executive Plan is available to senior management employees of the Company and its subsidiaries selected by the plan administrator (see below). The Company currently expects to have approximately 25 participants. Each eligible executive commences participation in the Executive Plan by filing a written participation agreement with the plan administrator.

  Each participant may irrevocably elect to defer a dollar amount or a specific percentage of his or her award for each calendar plan year. Participants may enroll by making a deferral election for a plan year at any time before the last day of May in such plan year. Amounts deferred under the Executive Plan will be credited to a separate bookkeeping account.

  Each participant may request that a deferral be notionally invested in any one or more of the funds available under the Company's Capital Accumulation Plan (including the Company's Common Stock fund), or an obligation of the Company earning interest at a rate equal to prime (as defined), adjusted on a quarterly basis. Such investment preference requests may be changed at the start of any calendar quarter with respect to amounts previously deferred or amounts subsequently to be deferred, provided that any investment preference requests of Company officers with respect to the Common Stock fund will not take effect until a date that is at least six months after the date of such request.

  Amounts deferred under the Executive Plan will be paid, adjusted for earnings or losses, at termination of employment, death or a date not less than two years after such amounts are deferred as elected by the participant. Participants may elect to receive their deferral benefits in the form of a lump sum, equal annual installments over a period of not more than ten years or a specific combination thereof. The selection of the various forms of payment as to any amount deferred for a given year must be made at the time a participant elects to defer such amount. This selection of the form of payment may be changed at any time at least one year prior to voluntary termination or retirement. In circumstances where a participant has an unforeseen financial emergency (excluding education or purchase of a home), deferred awards may be paid, at the discretion of the plan administrator, in an amount necessary to satisfy the unforeseen financial emergency.

  The plan administrator of the Executive Plan will be a committee appointed by the Company's Board of Directors (except that the Compensation and Organization Committee of the Board of Directors will administer the Executive Plan with respect to executive officers who are subject to inclusion in the Summary Compensation Table included in the Proxy Statement). The plan administrator or its agents will administer the deferral, accounting and distribution provisions of the Executive Plan. Deferral benefits under the Executive Plan will be paid from the general assets of the Company. There is no obligation to fund the deferral benefits under the Executive Plan, although the Company may, in its discretion, use a Rabbi trust to accumulate the deferred awards and earnings. The deferrals are subject to the claims of the Company's general creditors.

  The Company reserves the right to amend or terminate the Executive Plan at any time, provided no such amendment or termination may adversely affect the rights or benefits accrued to that date of any participant without the participant's prior written consent.

  The Board of Directors recommends a vote FOR approval of the Executive Plan.

- -------------------------------------------------------------------------------

Proposal to Ratify Selection of Independent Auditors

  Ernst & Young LLP and their predecessors have been the auditors for the Company since 1957. Upon the recommendation of the Audit Committee, the Board of Directors has selected Ernst & Young

LLP to be the independent auditors of the Company for the year ending December 31, 1995. The Board of Directors will offer a resolution at the 1995 Annual Meeting to ratify this selection. It is anticipated that representatives of Ernst & Young LLP will be present at the 1995 Annual Meeting to respond to appropriate questions, and they will have an opportunity, if they desire, to make a statement.

  The Board of Directors recommends a vote FOR the ratification of the selection of independent auditors.

- -------------------------------------------------------------------------------

Stockholder Proposal Regarding Confidential Voting

  The Company has been notified that a stockholder, Carl Olson, Post Office Box 7981, Northridge, California 91327, intends to introduce the following proposal at the 1995 Annual Meeting. Such Stockholder has supplied documents to the Company indicating that as of September 30, 1994, he held 479 shares of the Company's Common Stock.

Secret Balloting for Stockowner Votes at The LTV Corporation

  Be it resolved by the stockowners to recommend to the Board of Directors to take the necessary steps to ensure that, commencing with the first meeting of stockowners after the 1995 annual meeting:

  1. All proxies, ballots, and voting tabulations that identify stockowners and how they have voted be kept permanently confidential, except as may be required by federal or state law or as expressly requested by an individual stockowner about his/her proxies, ballots, or vote tabulation.

  2. Any amendment to the policy established in the paragraph above would require a majority vote of the stockowners.

Supporting Statement

  When you vote in political elections, you have the right to a secret ballot. But when you vote in LTV stockowner elections, the Board and management have the power to know exactly how you have voted. This gives them extraordinary potential coercive power, whether actually exercised or just perceived by the stockowner.

  Two types of stockowners could be particularly susceptible to pressure by the Board and management in proxy voting. Outside money managers (such as pension fund managers, bank trust departments, insurance companies, and other financial institutions) may fear losing a company's business if they vote contrary to the Board's and management's wishes. Also, employees who are also stockowners would justifiably be reluctant to oppose management in a system that does not protect secrecy.

  A survey of the New York Society of Security Analysts found that 22 percent of its members felt undue pressure to vote a certain way. In a survey by Institutional Investor magazine, over 76 percent of pension fund officials favored confidential proxy voting.

  LTV's board adopted a highly defective confidential voting policy in February. First of all, the board can rescind it entirely at any time without any notice to the stockowners, and therefore it is not anything that stockowners can rely upon. Secondly, it exempts contested proxy solicitations, i.e., situations in which your votes are going to be subject to intense solicitation and there would be the potential temptation for management to exercise undue pressure based upon how you may vote.

  These two defects are remedied in my resolution to make an ironclad confidential voting policy.

  If you are inclined to abstain or to refrain from voting on this resolution, I urge you to reconsider. These two actions are virtually the same as a vote against. Your YES vote is very important.

Statement In Opposition


  The Company has adopted a confidential voting policy which provides that votes of all stockholders of the Company shall be held in confidence from the Company and its officers, directors and employees except (i) as may be required by law or to assert or defend claims for or against the Company, (ii) in the case of a contested proxy solicitation, or (iii) in the case of stockholder communications written on the returned proxy material. As part of the policy, the Company will continue its current practice of employing the transfer agent for the Company's Common Stock (or another third party) as an independent tabulator to receive and tabulate the proxies and as independent inspectors of election. The policy is subject to amendment by the Board of Directors in its discretion.

  Unlike the stockholder proposal, the Company's policy provides an exception to confidential voting in the case of, among other things, contested proxy solicitations. In a proxy contest, the opposition would not be constrained by the Company's confidential voting policy, and an exception would be needed in such a case in order to afford the Company an equal and fair opportunity to communicate its views and positions to its stockholders. Further, in a proxy contest, information would likely be disseminated to stockholders from unrelated, possibly hostile sources and the likelihood of misunderstandings developing under such circumstances is heightened. If the Company were unable to determine how its stockholders had voted, the Company believes it would be hampered significantly in its efforts to ensure that any misunderstandings are corrected and that such stockholders are fully and correctly informed on the issues.

  Employees who may hold shares in the Company's stock ownership plans are able, apart from the Company's confidential voting policy, to vote such shares confidentially because they vote through trustees which are not permitted to reveal to the Company how the employees voted such shares. Thus, the stockholder's concern about coercion of those employees is unfounded.

  The Company has publicly announced the adoption of a confidential voting policy and described such policy in this proxy statement. Mindful of its position with the investment community in general and its stockholders in particular, the Board would not arbitrarily repeal its confidential voting policy. Thus, the Board believes the stockholder's concern that the Company's policy "is not anything that stockholders can rely upon" is also unfounded.

  For the above reasons, the Board of Directors recommends a vote AGAINST the stockholder's proposal relating to confidential voting.
- -------------------------------------------------------------------------------

Stockholder Proposals and Nominations for 1996 Annual Meeting

  Proposals of stockholders intended to be presented at the 1996 Annual Meeting of Stockholders must be received by the Company by November 6, 1995 to be considered for inclusion in the Company's Proxy Statement and Form of Proxy relating to that meeting.

  The Board Affairs Committee will consider nominees recommended by stockholders as candidates for election to the Board of Directors at the 1996 Annual Meeting. A stockholder wishing to nominate a candidate for election to the Board should give written notice to the Secretary of the Company of his or her intention to make such a nomination and a written consent by such nominee that he or she agrees to the nomination and will serve if elected. The notice of nomination should contain background information about both the nominee and the stockholder making the nomination. The Company may also require that the proposed nominee furnish additional information to determine that person's eligibility to serve as director.

  Such proposals or nominations should be addressed to Glenn J. Moran, Senior Vice President, General Counsel and Secretary, The LTV Corporation, 25 West Prospect Avenue, Cleveland, Ohio 44115.

Discretionary Voting of Proxies on Other Matters

  Management does not now intend to bring before the 1995 Annual Meeting any matters other than those specified in the notice of the meeting, and it does not know of any business which persons other than the management intend to present at the meeting. Should any other matter requiring a vote of the stockholders properly come before the meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

                                              By order of the Board of
                                               Directors

                                              Glenn J. Moran Senior Vice
                                              President, General Counsel and
                                              Secretary

Cleveland, Ohio
March 3, 1995

                                   EXHIBIT A

      The LTV Corporation Non-Employee Directors' Equity Compensation Plan

                              THE LTV CORPORATION
                            NON-EMPLOYEE DIRECTORS'
                            EQUITY COMPENSATION PLAN

                               Table of Contents

                                                                            Page
                                                                            ----
ARTICLE I. DEFINITIONS..................................................... A-1
  Section 1.1.  Definitions................................................ A-1
ARTICLE II. PURPOSE........................................................ A-2
  Section 2.1.  Purpose.................................................... A-2
ARTICLE III. ELECTION OF SHARES............................................ A-2
  Section 3.1.  Election of Shares......................................... A-2
ARTICLE IV. ADMINISTRATION, AMENDMENT AND TERMINATION...................... A-2
  Section 4.1.  Administration............................................. A-2
  Section 4.2.  Amendment and Termination.................................. A-3
ARTICLE V. SHARES SUBJECT TO PLAN.......................................... A-3
  Section 5.1.  Shares Subject to Plan..................................... A-3
ARTICLE VI. APPROVAL BY STOCKHOLDERS....................................... A-3
  Section 6.1.  Approval of Plan........................................... A-3
ARTICLE VII. GENERAL PROVISIONS............................................ A-3
  Section 7.1.  General Provisions......................................... A-3

                       THE LTV CORPORATION NON-EMPLOYEE
                      DIRECTORS' EQUITY COMPENSATION PLAN

  The LTV Corporation Non-Employee Directors' Equity Compensation Plan
("Plan") is made and executed as of the    day of December, 1994 and is
effective as of April 1, 1995.

                                  ARTICLE I.
                                  DEFINITIONS

  Section 1.1. Definitions. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

    (a) "Administrator": The Board.

    (b) "Board": The Board of Directors of the Corporation.

    (c) "Code": The Internal Revenue Code of 1986, as amended.

    (d) "Common Stock": The Corporation's Common Stock, par value $.50 per share.

    (e) "Corporation": The LTV Corporation or any successor or successors thereto.

    (f) "Director": An individual duly elected or chosen as a Director of the Corporation who is not also an employee of the Corporation or its subsidiaries.

    (g) "Fair Market Value": With respect to a share of Common Stock, (i) the last reported closing price for a share of Common Stock on the New York Stock Exchange (or any appropriate over-the-counter market if the Common Stock is no longer listed on such Exchange) for the Quarter Date, or if there was no sale of Common Stock so reported for such day, on the most recently preceding day on which there was such a sale or (ii) if greater, the lowest price necessary to avoid any adjustment in the exercise price or exercise quantity of the Series A Warrants pursuant to the Warrant Agreement dated as of June 28, 1993 between the Corporation and Society National Bank.

    (h) "Fees": The annual retainer and other compensation earned by a Director for services as a Director of the Corporation.

    (i) "Participation Agreement": The Agreement submitted by a Director to the Administrator with respect to the Voluntary Amount for a specified period in the future.

    (j) "Plan": The Plan set forth in this instrument as it may, from time to time, be amended.

    (k) "Plan Year": The 12-month period beginning January 1 through December
  31.

    (l) "Quarter Date": The last date of the calendar quarter.

    (m) "Rule 16b-3": Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (or any successor rule to the same effect), as in effect from time to time.

    (n) "Shares": Shares of Common Stock which are issued to a Director pursuant to the terms of this Plan.

    (o) "Voluntary Amount": the meaning set forth in Section 3.1(a).

                                  ARTICLE II.
                                    PURPOSE

  Section 2.1. Purpose. The purpose of this Plan is to permit the payment to the Directors of the Corporation of all or a portion of Fees in Common Stock in order to further align the interests of such Directors with the stockholders of the Corporation and thereby promote the long-term profits and growth of the Corporation.

                                 ARTICLE III.
                              ELECTION OF SHARES

  Section 3.1. Election of Shares.

  (a) Payment in Shares. For any calendar quarter, a Director may elect to have up to 100% of his retainer for such quarter, and any other Fees earned by him for such quarter for his services as a Director of the Corporation (collectively referred to as a "Voluntary Amount"), paid by the Corporation in the form of Shares and in lieu of cash payment of such Voluntary Amount; provided that the Director must notify the Corporation in writing of such election by a date not less than six months prior to the end of the calendar quarter, which election shall be irrevocable after such date for such calendar quarter. Such election, unless subsequently modified, shall apply to a Director's Fees for the remainder of the current Plan Year and each subsequent Plan Year.

  (b) Issuance of Shares. Promptly following each Quarter Date, the Corporation shall issue to each Director who has made an election under
Section 3.1(a) a number of whole Shares equal to such Director's Voluntary Amount for such calendar quarter divided by the Fair Market Value. To the extent that the application of the foregoing formula would result in the issuance of fractional shares, no fractional Shares of Common Stock shall be issued by the Corporation pursuant to this Plan, but instead, the Corporation shall maintain a separate non-interest-bearing account for each Director, which account shall be credited with the amount of any Voluntary Amounts not convertible into whole Shares, which amounts shall be combined with Voluntary Amounts, respectively, which are paid for the next following calendar quarter. When whole Shares are issued by the Corporation to the Director for such calendar quarter, the amount in such account shall be reduced by that amount which (when added to the Voluntary Amount for such Director for such quarter) results in the issuance of the maximum number of Shares to such Director. Shares shall be fully paid, non-assessable shares of Common Stock. Shares may be shares of original issuance or treasury shares or a combination of the foregoing. The Corporation shall pay any and all fees and commissions incurred in connection with the payment of Fees to a Director in Shares.

  (c) Withholding Taxes. To the extent that the Corporation is required to withhold Federal, State or local taxes in connection with any component of a Director's compensation in cash or Shares, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of any Shares that the Director make arrangements satisfactory to the Corporation for the payment of the balance of such taxes required to be withheld, which arrangement may include relinquishment of the Shares. The Corporation and a Director may also make similar arrangements with respect to payment of any other taxes derived from or related to the payment of Shares with the respect to which withholding is not required.

                                  ARTICLE IV.
                   ADMINISTRATION, AMENDMENT AND TERMINATION

  Section 4.1. Administration. The Plan shall be administered by the Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his own Voluntary Amount. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions and writing taken without a meeting. All elections, notices and directions under the Plan by a Director shall be made on such forms as the Administrator shall prescribe.

  Section 4.2. Amendment and Termination. The Board may alter or amend this Plan from time to time or may terminate it in its entirety; provided, however, that no such action shall, without the consent of a Director, affect the rights in any Shares issued or to be issued to such Director; and further provided, that, without further approval by the stockholders of the Company no such action shall (i) increase the total number of shares of Common Stock to be issued under this Plan specified in Article V (except that adjustments and additions expressly authorized by this Article IV shall not be limited by this clause (i)) or (ii) cause Rule 16b-3 to become inapplicable to this Plan. In the event of any change in the outstanding Common Stock by reason of (a) any stock dividend, stock split, combination of shares, recapitalization or any other change in the capital structure of the Corporation, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing, the number or kind of Shares that may be issued under the Plan shall automatically be adjusted so that the proportionate interest of the Directors shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes with respect to the Plan.

                                  ARTICLE V.
                            SHARES SUBJECT TO PLAN

  Section 5.1. Shares Subject to Plan. Subject to adjustment as provided in this Plan, the total number of Shares of Common Stock which may be issued under this Plan shall be 250,000.

                                  ARTICLE VI.
                           APPROVAL BY STOCKHOLDERS

  Section 6.1. Approval of Plan. The Plan shall be submitted for approval by the stockholders of the Corporation. If such approval has not been obtained by June 1, 1995, this Plan shall be nullified and issuance of Shares and deliveries of certificates therefore shall be rescinded, and Directors shall receive in cash all Voluntary Amounts previously paid under the Plan without interest.

                                 ARTICLE VII.
                              GENERAL PROVISIONS

  Section 7.1. General Provisions.

  (a) No Continuing Right as Director. Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any Director any right to continue as a director of the Corporation or any subsidiary of the Corporation.

  (b) Restrictions on Shares and Rights to Shares. Except for any restrictions required by law, a Director shall have all rights of a stockholder with respect to his Shares. No rights to Shares shall be assigned, pledged, hypothecated or otherwise transferred by a Director or any other person, voluntarily or involuntarily, other than (i) by will or the laws of descent and distribution, or (ii) pursuant to a domestic relations order meeting the definition of a qualified domestic relations order under the Code.

  (c) Governing Law. The provisions of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

  (d) Cash If Shares Not Issued. Pending issuance of Shares, all Voluntary Amounts are the property of the Directors and shall be paid to them in cash in the event that Shares are not issued.

  (e) Miscellaneous. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural, and vice versa.

                                          The LTV Corporation


                                          By: _________________________________


                                          Its: ________________________________

Attest: _____________________________

                                   EXHIBIT B

     The LTV Corporation Non-Employee Directors' Deferred Compensation Plan

                              THE LTV CORPORATION
                            NON-EMPLOYEE DIRECTORS'
                           DEFERRED COMPENSATION PLAN

                               Table of Contents

                                                                            Page
                                                                            ----
ARTICLE I. PURPOSE......................................................... B-1
  Section 1.1.  Purpose.................................................... B-1
ARTICLE II. DEFINITIONS AND CONSTRUCTION................................... B-1
  Section 2.1.  Definitions................................................ B-1
ARTICLE III. PARTICIPATION AND DEFERRALS................................... B-2
  Section 3.1.  Eligibility and Participation.............................. B-2
  Section 3.2.  Amount of Deferral......................................... B-2
  Section 3.3.  No Modification of Deferral Commitments.................... B-3
ARTICLE IV. DIRECTORS' ACCOUNTS............................................ B-3
  Section 4.1.  Establishment of Accounts.................................. B-3
  Section 4.2.  Crediting of Deferred Fees................................. B-3
  Section 4.3.  Determination of Accounts.................................. B-3
  Section 4.4.  Adjustments to Accounts.................................... B-3
  Section 4.5.  Statement of Accounts...................................... B-3
  Section 4.6.  Vesting of Accounts........................................ B-3
ARTICLE V. FINANCING OF BENEFITS........................................... B-3
  Section 5.1.  Financing of Benefits...................................... B-3
  Section 5.2.  Security For Benefits...................................... B-4
  Section 5.3.  Hypothetical Investments................................... B-4
ARTICLE VI. DISTRIBUTION OF BENEFITS....................................... B-5
  Section 6.1.  Settlement Date............................................ B-5
  Section 6.2.  Amount to be Distributed................................... B-5
  Section 6.3.  In-Service Distribution.................................... B-5
  Section 6.4.  Form of Distribution....................................... B-5
  Section 6.5.  Beneficiary Designation.................................... B-6
  Section 6.6.  Facility of Payment........................................ B-6
ARTICLE VII. ADMINISTRATION, AMENDMENT AND TERMINATION..................... B-6
  Section 7.1.  Administration............................................. B-6
  Section 7.2.  Amendment, Termination and Withdrawal...................... B-7
  Section 7.3.  Successors................................................. B-7
  Section 7.4.  Expenses................................................... B-7
ARTICLE VIII. APPROVAL BY STOCKHOLDERS..................................... B-7
  Section 8.1.  Approval of the Plan....................................... B-7
ARTICLE IX. MISCELLANEOUS.................................................. B-7
  Section 9.1.  No Continuing Right as Director............................ B-7
  Section 9.2.  Applicable Law............................................. B-7
  Section 9.3.  Interests Not Transferable................................. B-7
  Section 9.4.  Severability............................................... B-8
  Section 9.5.  Withholding of Taxes....................................... B-8

                       THE LTV CORPORATION NON-EMPLOYEE
                     DIRECTORS' DEFERRED COMPENSATION PLAN

  The LTV Corporation Non-Employee Directors' Deferred Compensation Plan is
made and executed as of the    day of December, 1994 and is effective as of
January 1, 1995.

                                  ARTICLE I.
                                    PURPOSE

  Section 1.1. Purpose. The purpose of this Non-Employee Directors' Deferred Compensation Plan ("Plan") is to provide the non-employee Directors of the Corporation an opportunity to defer a portion of their Directors' Fees.

                                  ARTICLE II.
                         DEFINITIONS AND CONSTRUCTION

  Section 2.1. Definitions. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

    (a) "Account": The bookkeeping account maintained for each Director showing his interest under the Plan.

    (b) "Accounting Date": December 31 of each year and the last day of any calendar quarter.

    (c) "Accounting Period": The period beginning on the day immediately following an Accounting Date and ending on the next following Accounting Date.

    (d) "Administrator": The Board.

    (e) "Annual Retainer": The annual retainer earned by a Director for services as a Director of the Corporation.

    (f) "Beneficiary": The person or persons (natural or otherwise), within the meaning of Section 6.5, who are entitled to receive distribution of a Director's Account balance in the event of such Director's death.

    (g) "Board": The Board of Directors of the Corporation.

    (h) "Common Stock": The Corporation's Common Stock, par value $.50 per share.

    (i) "Corporation": The LTV Corporation or any successor or successors thereto.

    (j) "Deferral Commitment": An agreement by a Director to have a specified percentage or dollar amount of his Fees deferred under the Plan for a specified period in the future.

    (k) "Deferral Period": Means the Plan Year for which a Director has elected to defer a portion of his Fees.

    (l) "Director": An individual duly elected or chosen as a Director of the Corporation who is not also an employee of the Corporation or its subsidiaries.

    (m) "Fair Market Value": With respect to a share of Common Stock on a given date, (i) the last reported closing price for a share of Common Stock on the New York Stock Exchange (or any appropriate over-the-counter market if the Common Stock is no longer listed on such Exchange) for such date, or (ii) if there was no sale of Common Stock so reported for such day, on the most recently preceding day on which there was such a sale.

    (n) "Fees": The Annual Retainer and Other Compensation.

    (o) "Investment Fund": The meaning set forth in Section 5.3.

    (p) "Other Compensation": The meeting and other fees earned by a Director for services as a Director of the Corporation, other than his Annual Retainer.

    (q) "Participation Agreement": The Agreement submitted by a Director to the Administrator with respect to a Deferral Commitment.

    (r) "Plan": The Plan set forth in this instrument as it may, from time to time, be amended.

    (s) "Plan Year": The 12-month period beginning January 1 through December
  31.

    (t) "Request": The meaning set forth in Section 5.3.

    (u) "Rule 16b-3": Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (or any successor rule to the same effect), as in effect from time to time.

    (v) "Settlement Date": The date on which a Director terminates as a Director. Settlement Date shall also include with respect to any Deferral Period the date prior to termination as a Director selected by a Director in a Participation Agreement for distribution of all or a portion of the amounts deferred during such Deferral Period as provided in Section 6.3.

    (w) "Trust": The meaning set forth in Section 5.2.

                                 ARTICLE III.
                          PARTICIPATION AND DEFERRALS

  Section 3.1. Eligibility and Participation.

  (a) Participation. A Director may elect to participate in the Plan with respect to any Plan Year by submitting a Participation Agreement to the Administrator prior to the first day of the Plan Year.

  (b) Initial Year of Participation. In the event that an individual first becomes a Director during a Plan Year and wishes to elect a Deferral Commitment with respect to Fees earned by and payable to the individual with respect to such Plan Year, a Participation Agreement must be submitted to the Administrator no later than 30 days following such individual's becoming a Director. Any Deferral Commitment elected in such Participation Agreement shall be effective only with regard to Fees earned following the submission of the Participation Agreement to the Administrator. If a Director does not submit a Participation Agreement within such period of time, such Director will not be eligible to participate in the Plan until the first day of the next Plan Year.

  (c) Termination of Participation. Participation in the Plan shall continue as long as the Director is eligible to receive benefits under the Plan.

  Section 3.2. Amount of Deferral. With respect to each Plan Year, a Director may elect to defer a specified dollar amount or percentage of any portion of his Fees. A Director may change the dollar amount or percentage of his Fees to be deferred by filing a written notice thereof with the Administrator. Any such change shall be effective as of the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Administrator.

  Section 3.3. No Modification of Deferral Commitments. A Deferral Commitment shall be irrevocable with respect to the Plan Year for which it is made.

                                  ARTICLE IV.
                              DIRECTORS' ACCOUNTS

  Section 4.1. Establishment of Accounts. The Corporation, through its accounting records, shall establish an Account for each Director. In addition, the Corporation may establish one or more subaccounts of a Director's Account, if the Corporation determines that such subaccounts are necessary or appropriate in administering the Plan.

  Section 4.2. Crediting of Deferred Fees. The portion of a Director's Fees that are deferred pursuant to a Deferral Commitment shall be credited to the Director's Account within thirty days following the date the corresponding non-deferred portion of his Fees would have been paid to the Director. Any withholding of taxes or other amounts with respect to any deferred Fees which is required by state, federal or local law shall be withheld from the Director's non-deferred Fees, or if none, then the Director's Deferral Commitment shall be reduced by the amount of such withholding.

  Section 4.3. Determination of Accounts.

  (a) Determination of Accounts. The amount credited to each Director's Account as of a particular date shall equal the deemed balance of such Account as of such date. The balance in the Account shall equal the amount credited pursuant to Section 4.2, and shall be adjusted in the manner provided in
Section 4.4.

  (b) Accounting. The Corporation, through its accounting records, shall maintain a separate and distinct record of the amount in each Account as adjusted to reflect income, gains, losses and distributions.

  Section 4.4. Adjustments to Accounts.

  (a) Each Director's Account shall be debited with the amount of any distributions under the Plan to or on behalf of the Director or, in the event of his death, his Beneficiary during the Accounting Period ending on such Accounting Date.

  (b) The Director's Account shall next be credited or debited, as the case may be, with an income (loss) factor equal to an amount determined by multiplying (i) the balance credited to the Director's Account as of the immediately preceding Accounting Date (as adjusted pursuant to Section 4.4(a) for the current Accounting Date) by (ii) the rate of return for the Accounting Period ending on such Accounting Date on deemed investments provided for in
Section 5.3.

  Section 4.5. Statement of Accounts. As soon as practicable after the end of each Accounting Period, a statement shall be furnished to each Director or, in the event of his death, to his Beneficiary showing the status of his Account as of the end of the Accounting Period, any changes in his Account since the end of the immediately preceding Accounting Period, and such other information as the Administrator shall determine.

  Section 4.6. Vesting of Accounts. Subject to Section 5.1, each Director shall at all times have a nonforfeitable interest in his Account balance.

                                  ARTICLE V.
                             FINANCING OF BENEFITS

  Section 5.1. Financing of Benefits. Benefits payable under the Plan to a Director or, in the event of his death, to his Beneficiary shall be paid by the Corporation from its general assets. The payment of benefits under the Plan represents an unfunded, unsecured obligation of the Corporation. Notwithstanding the fact that the Directors' Accounts may be adjusted by an amount that is measured by reference to the performance of any deemed investments as provided in Section 5.3, no person entitled to payment under the Plan shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract, or asset of the Corporation which may be responsible for such payment.

  Section 5.2. Security For Benefits. Notwithstanding the provisions of
Section 5.1, nothing in this Plan shall preclude the Corporation from setting aside amounts in trust (the "Trust") pursuant to one or more trust agreements between a trustee and the Corporation. However, no Director or Beneficiary shall have any secured interest or claim in any assets or property of the Corporation or the Trust and all funds contained in the Trust shall remain subject to the claims of the Corporation's general creditors.

  Section 5.3. Hypothetical Investments. A Director's Account will be deemed to be invested in one or more of the following investment funds ("Investment Funds"), which, except for (h) below, shall correspond to the funds available from time to time under the Corporation's Capital Accumulation Plan:

  (a) The Fixed Income Fund
  (b) The Balanced Fund
  (c) The Equity Fund
  (d) The Small Cap Fund
  (e) The International Equity Fund
  (f) The Blended Equity Fund
  (g) The Common Stock Fund
  (h) An obligation of the Corporation bearing interest at prime rate adjusted on the first day of January, April, July and October.

  Each Director shall file an investment preference request ("Request") to be effective as of the beginning of the next Accounting Period with respect to amounts previously and/or subsequently credited to his Account. A Request will advise the Administrator as to the Director's preference with respect to Investment Funds for all or some portion of the amounts credited to a Director's Account in specified multiples of 10%. Notwithstanding the foregoing, if a Director chooses pursuant to a Request to have any portion of the amounts subsequently credited to such Director's Account deemed to be invested in the Common Stock Fund, such portion will be deemed invested in the Investment Fund described in (h) above until six months after the date such Request is first effective at which time such portion (together with earnings accrued thereon) will automatically be deemed to be invested in the Common Stock Fund. Any amounts in a Director's Account deemed to be invested in the Common Stock Fund shall be deemed to be invested in the number of shares of Common Stock equal to the amount obtained by dividing the amount deemed to be invested in the Common Stock Fund pursuant to any Request by the Fair Market Value of Common Stock on the first business day immediately preceding the date such amount is deemed to be invested in the Common Stock Fund.

  A Request, unless modified as described below, shall apply to all amounts credited to a Director's Account. A Request may be changed with respect to the amounts credited to a Director's Account as of such date and amounts subsequently credited to his Account only as of January 1, April 1, July 1 and October 1 by giving the Administrator prior written notice. Any such modified Request shall be effective as of the first day of the next Accounting Period. Notwithstanding the foregoing,

    (1) if a Director modifies his Request to have the deemed investment of any portion of the amounts previously credited to such Director's Account changed from any of the other Investment Funds to the Common Stock Fund, such portion will be deemed to be invested in the Investment Fund described in (h) above until six months after the date such modified Request is first effective, at which time such portion (together with the earnings accrued thereon) will automatically be deemed to be invested in the Common Stock Fund, and

    (2) if a Director modifies his Request to have the deemed investment of any portion of the amounts previously credited to such Director's Account changed from the Common Stock Fund to any of the other Investment Funds, such portion will continue to be deemed to be invested in the Common Stock Fund until six months after the date such modified Request is first effective, at which time such portion (together with any dividends accrued or paid thereon) will automatically be deemed to be invested in accordance with such modified Request.

  Earnings on any amounts deemed to have been invested in any Investment Fund shall be deemed to have been reinvested in such fund.

                                  ARTICLE VI.
                           DISTRIBUTION OF BENEFITS

  Section 6.1. Settlement Date. A Director or, in the event of his death, his Beneficiary shall be entitled to distribution of the balance of his Account, as provided in this Article VI, following his Settlement Date or Dates.

  Section 6.2. Amount to be Distributed. The amount to which a Director or, in the event of his death, his Beneficiary is entitled in accordance with the following provisions of this Article shall be based on the Director's adjusted Account balance determined as of the Accounting Date coincident with or next following his Settlement Date or Dates.

  Section 6.3. In-Service Distribution. A Director may irrevocably elect to receive an in-service distribution of his deferred Fees for any Plan Year on or commencing not earlier than the beginning of the third Plan Year following the Plan Year in which such Fees otherwise would have been payable. A Director's election of an in-service distribution shall be filed in writing with the Administrator at the same time as is filed his election to participate for the Plan Year as provided in Section 3.1. The Director may elect to receive such Fees as an in-service distribution under one of the forms as provided in Section 6.4. Any benefits paid to the Director as an in-service distribution shall reduce the Director's Account.

  Section 6.4. Form of Distribution. As soon as practicable after the end of the Accounting Period in which a Director's Settlement Date occurs, but in no event later than thirty days following the end of such Accounting Period, the Corporation shall distribute or cause to be distributed, to the Director the balance of the Director's Account as determined under Section 6.2, under one of the forms provided in this Section. Notwithstanding the foregoing, if irrevocably elected by the Director, the distribution of all or a portion of the Director's Account may be made or commence at the beginning of the Plan Year next following his Settlement Date. In the event of a Director's death, the balance of his Account shall be distributed to his Beneficiary in a lump sum.

  Distribution of a Director's Account with respect to any Deferral Period shall be made in one of the following forms as elected by the Director:

    (a) by payment in cash in a single lump sum;

    (b) by payment in cash in not greater than ten annual installments; or

    (c) a combination of (a) and (b) above. The Director shall designate the percentage payable under each option.

The Director's election of the form of distribution shall be made by written notice filed with the Administrator at least one (1) year prior to the Director's voluntary retirement as a Director. Any such election may be changed by the Director at any time and from time to time without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than one
(1) year prior to the Director's voluntary termination as a Director shall not be valid, and in such case payment shall be made in accordance with the Director's prior election.

  The amount of each installment shall be equal to the quotient obtained by dividing the Director's Account balance as of the date of such installment payment by the number of installment payments remaining to be made to or in respect of such Director at the time of calculation.

  If a Director fails to make an election in a timely manner as provided in this Section 6.4, distribution shall be made in cash in a lump sum.

  Section 6.5. Beneficiary Designation. As used in the Plan the term "Beneficiary" means:

    (a) The last person designated as Beneficiary by the Director in a written notice on a form prescribed by the Administrator;

    (b) If there is no designated Beneficiary or if the person so designated shall not survive the Director, such Director's spouse; or

    (c) If no such designated Beneficiary and no such spouse is living upon the death of a Director, or if all such persons die prior to the full distribution of the Director's Account balance, then the legal representative of the last survivor of the Director and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor (in the proportions in which they would inherit his intestate personal property) shall be the Beneficiaries to whom the then remaining balance of the Director's Account shall be distributed.

Any Beneficiary designation may be changed from time to time by like notice similarly delivered. No notice given under this Section shall be effective unless and until the Administrator actually receives such notice.

  Section 6.6. Facility of Payment. Whenever and as often as any Director or his Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator, shall otherwise be unable to apply such payments to his own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him; (ii) to his legal guardian or conservator; or (iii) to his spouse or to any other person, to be expended for his benefit; and the decision of the Administrator, shall in each case be final and binding upon all persons in interest.

                                 ARTICLE VII.
                   ADMINISTRATION, AMENDMENT AND TERMINATION

  Section 7.1. Administration. The Plan shall be administered by the Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his own Account. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions and writing taken without a meeting. All elections, notices and directions under the Plan by a Director shall be made on such forms as the Administrator shall prescribe.

  Section 7.2. Amendment, Termination and Withdrawal. The Plan may be amended from time to time or may be terminated at any time by the Board. No amendment or termination of the Plan, however, may adversely affect the amount or timing of payment of any person's benefits accrued under the Plan to the date of amendment or termination without such person's written consent, and no amendment of the Plan may cause Rule 16b-3 to become inapplicable to this Plan without further approval by the stockholders of the Corporation.

  Section 7.3. Successors. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Corporation expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Corporation and any successor of or to the Corporation, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Corporation whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Corporation" for the purposes of this Plan), and the heirs, beneficiaries, executors and administrators of each Director.

  Section 7.4. Expenses. All expenses of the Plan shall be paid by the Corporation from funds other than those deemed investments as provided in
Section 5.3, except that brokerage commissions and other transaction fees and expenses relating to the investment of deemed assets and investment fees attributable to commingled investment of such assets shall be paid from or charged to such assets or earnings thereon.

                                 ARTICLE VIII.
                           APPROVAL BY STOCKHOLDERS

  Section 8.1. Approval of the Plan. The Plan shall be submitted for approval by the stockholders of the Corporation. If such approval has not been obtained by June 1, 1995, this Plan shall be nullified and all Deferral Commitments shall be rescinded, and each Director shall receive in cash the full amount of such Director's Account balance without interest.

                                  ARTICLE IX.
                                 MISCELLANEOUS

  Section 9.1. No Continuing Right as Director. Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any Director any right to continue as a Director of the Corporation or any subsidiary of the Corporation.

  Section 9.2. Applicable Law. All questions arising in respect of the Plan, including those pertaining to its validity, interpretation and administration, shall be governed, controlled and determined in accordance with the applicable provisions of the laws of the State of Ohio.

  Section 9.3. Interests Not Transferable. No person shall have any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

  Section 9.4. Severability. Each section, subsection and lesser section of this Plan constitutes a separate and distinct undertaking, covenant and/or provision hereof. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall finally be determined to be unlawful, such provision shall be deemed severed from this Plan, but every other provision of this Plan shall remain in full force and effect, and in substitution for any such provision held unlawful, there shall be substituted a provision of similar import reflecting the original intention of the parties hereto to the extent permissible under law.

  Section 9.5. Withholding of Taxes. The Corporation may withhold or cause to be withheld from any amounts payable under this Plan all federal, state, local and other taxes as shall be legally required.

  IN WITNESS WHEREOF, The LTV Corporation has caused this instrument to be executed in its name as of the date first above written.

                                          THE LTV CORPORATION


                                          By: _________________________________


                                          Its: ________________________________

Attest:

_____________________________________

                                   EXHIBIT C

            The LTV Corporation Executive Deferred Compensation Plan

                         THE LTV CORPORATION EXECUTIVE
                           DEFERRED COMPENSATION PLAN

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 ARTICLE I. PURPOSE........................................................ C- 1
 ARTICLE II. DEFINITIONS AND CONSTRUCTION.................................. C- 1
    Section 2.1. Definitions..............................................  C- 1
    Section 2.2. Construction.............................................  C- 3
 ARTICLE III. PARTICIPATION AND DEFERRALS.................................. C- 3
    Section 3.1. Eligibility and Participation............................  C- 3
                 (a) Eligibility..........................................  C- 3
                 (b) Participation........................................  C- 3
                 (c) Initial Year of Participation........................  C- 3
                 (d) Termination of Participation.........................  C- 3
    Section 3.2. Ineligible Participant...................................  C- 3
    Section 3.3. Amount of Deferral.......................................  C- 3
    Section 3.4. Modification of Deferral Commitments.....................  C- 4
 ARTICLE IV. PARTICIPANTS' ACCOUNTS........................................ C- 4
    Section 4.1. Establishment of Accounts................................  C- 4
    Section 4.2. Crediting of Deferred Award..............................  C- 4
    Section 4.3. Determination of Accounts................................  C- 4
                 (a) Determination of Accounts............................  C- 4
                 (b) Accounting...........................................  C- 4
    Section 4.4. Adjustments to Accounts..................................  C- 4
    Section 4.5. Statement of Accounts....................................  C- 4
    Section 4.6. Vesting of Accounts......................................  C- 4
 ARTICLE V. FINANCING OF BENEFITS.......................................... C- 5
    Section 5.1. Financing of Benefits....................................  C- 5
    Section 5.2. Security For Benefits....................................  C- 5
    Section 5.3. Hypothetical Investments.................................  C- 5
 ARTICLE VI. DISTRIBUTION OF BENEFITS...................................... C- 6
    Section 6.1. Settlement Date..........................................  C- 6
    Section 6.2. Amount to be Distributed.................................  C- 6
    Section 6.3. In-Service Distribution..................................  C- 6
    Section 6.4. Form of Distribution.....................................  C- 6
    Section 6.5. Beneficiary Designation..................................  C- 7
    Section 6.6. Facility of Payment......................................  C- 7
    Section 6.7. Hardship Distributions...................................  C- 8
 ARTICLE VII. ADMINISTRATION, AMENDMENT AND TERMINATION.................... C- 8
    Section 7.1. Administration...........................................  C- 8
    Section 7.2. Plan Administrator.......................................  C- 8
    Section 7.3. Amendment, Termination and Withdrawal....................  C- 8
    Section 7.4. Successors...............................................  C- 8
    Section 7.5. Claims...................................................  C- 8
    Section 7.6. Expenses.................................................  C- 9
 ARTICLE VIII. APPROVAL BY STOCKHOLDERS.................................... C- 9
    Section 8.1. Approval of the Plan.....................................  C- 9
 ARTICLE IX. MISCELLANEOUS................................................. C- 9
    Section 9.1. No Guarantee of Employment...............................  C- 9
    Section 9.2. Applicable Law...........................................  C- 9
    Section 9.3. Interests Not Transferable...............................  C- 9
    Section 9.4. Severability.............................................  C- 9
    Section 9.5. Withholding of Taxes.....................................  C-10
    Section 9.6. Top-Hat Plan.............................................  C-10

                         THE LTV CORPORATION EXECUTIVE
                          DEFERRED COMPENSATION PLAN

  The LTV Corporation Executive Deferred Compensation Plan is made and
executed as of the    day of December, 1994 and is effective as of January 1,
1995.

                                  ARTICLE I.
                                    PURPOSE

  THE LTV CORPORATION EXECUTIVE DEFERRED COMPENSATION PLAN (the "Plan"), is hereby established by The LTV Corporation to allow designated management and highly compensated employees to defer a portion of their awards under the Corporation's annual incentive program. It is intended that the Plan will aid in attracting and retaining employees of exceptional ability by providing these benefits. The terms and conditions of the Plan are set forth below.

                                  ARTICLE II.
                         DEFINITIONS AND CONSTRUCTION

  Section 2.1. Definitions. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

    (a) "Account": The bookkeeping account maintained for each Participant showing his interest under the Plan.

    (b) "Accounting Date": December 31 of each year and the last day of any calendar quarter.

    (c) "Accounting Period": The period beginning on the day immediately following an Accounting Date and ending on the next following Accounting Date.

    (d) "Administrator": With respect to any Participant who is not an executive officer for purposes of the Corporation's proxy disclosure, a committee consisting of one or more persons who shall be appointed by and serve at the pleasure of the Board and, with respect to such executive officers, the Committee.

    (e) "Annual Incentive Program": The short-term performance award program established under Article V of the Corporation's Management Incentive Program.

    (f) "Award": An Employee's Award for a Plan Year is equal to the sum of
  (i) the annual cash award under the Annual Incentive Program and (ii) any similar annual cash incentive bonus under any other equivalent Corporation-sponsored bonus program (as determined by the Administrator), which, in either case, is earned with respect to services performed by the Employee during such Plan Year, whether or not such award is actually paid to the Employee during such Plan Year.

    (g) "Beneficiary": The person or persons (natural or otherwise), within the meaning of Section 6.5, who are entitled to receive distribution of the Participant's Account balance in the event of the Participant's death.

    (h) "Board": The Board of Directors of the Corporation.

    (i) "Committee": The Compensation Committee of the Board.

    (j) "Common Stock": The Corporation's Common Stock, par value $.50 per share.

    (k) "Corporation": The LTV Corporation or any successor or successors thereto.

    (l) "Deferral Commitment": An agreement by a Participant to have a specified percentage or dollar amount of his Award deferred under the Plan.

    (m) "Disability": The occurrence, while a Participant is an Employee, of a physical or mental incapacity which entitles the Participant to benefits under (i) any long-term disability plan sponsored by the Corporation, or
  (2) the Social Security Act of the United States.

    (n) "Effective Date": January 1, 1995.

    (o) "Employee": Any employee of the Corporation who is, as determined by the Committee, a member of a "select group of management or highly compensated employees" of the Corporation, within the meaning of Sections 201, 301 and 401 of ERISA, and who is designated by the Committee as an Employee eligible to participate in the Plan.

    (p) "ERISA": The Employee Retirement Income Security Act of 1974, as amended from time to time; any reference to a provision of ERISA shall also include any successor provision thereto.

    (q) "Fair Market Value": With respect to a share of Common Stock on a given date, (i) the last reported closing price for a share of Common Stock on the New York Stock Exchange (or an appropriate over-the-counter market if the Common Stock is no longer listed on such Exchange) for such date, or
  (ii) if there was no sale of Common Stock so reported for such date, on the most recently preceding day on which there was such a sale.

    (r) "Financial Hardship": An unforeseeable financial emergency of the Participant, determined by the Administrator as provided in Section 6.7 on the basis of information supplied by the Participant, arising from an illness, Disability, casualty loss, sudden financial reversal or other such unforeseeable occurrence, but not including foreseeable events such as the purchase of a house or education expenses for children.

    (s) "Insider Participant": Any Participant who is required to file reports with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended from time to time, and any rules promulgated thereunder.

    (t) "Investment Fund": The meaning set forth in Section 5.3.

    (u) "Participant": An Employee participating in the Plan in accordance with the provisions of Section 3.1, or a former Employee retaining benefits under the Plan that have not been fully paid.

    (v) "Participation Agreement": The Agreement submitted by a Participant to the Administrator with respect to one or more Deferral Commitments.

    (w) "Plan": The Plan set forth in this instrument as it may, from time to time, be amended.

    (x) "Plan Year": The 12-month period beginning January 1 through December
  31.

    (y) "Request": The meaning set forth in Section 5.3.

    (z) "Retirement": Termination of employment with the Corporation on or after attainment of age 65.

    (aa) "Rule 16b-3": Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (or any successor rule to the same effect), as in effect from time to time.

    (bb) "Settlement Date": The date on which a Participant terminates employment with the Corporation. Leaves of absence granted by the Corporation will not be considered as termination of employment during the term of such leave. Settlement Date shall also include with respect to any Deferral Commitment the date prior or subsequent to termination of employment selected by a Participant in a Participation Agreement for distribution of all or a portion of the amounts deferred during a Plan Year.

    (cc) "Trust": The meaning set forth in Section 5.2.

  Section 2.2. Construction. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan, and not to any particular provision or Section.

                                 ARTICLE III.
                          PARTICIPATION AND DEFERRALS

  Section 3.1. Eligibility and Participation.

  (a) Eligibility. Eligibility to participate in the Plan for any Deferral Period is limited to those management and/or highly compensated Employees of the Corporation who are designated, from time to time, by the Committee.

  (b) Participation. An Employee may, prior to the last business day of May in any Plan Year, elect to participate in the Plan for such Plan Year and any Plan Year thereafter by filing a Participation Agreement with the Administrator.

  (c) Initial Year of Participation. Notwithstanding Section 3.1(b), a Participant who first becomes an eligible Employee during a Plan Year may, within 30 days after he becomes an eligible Employee, elect to participate in the Plan for such Plan Year and any Plan Year thereafter by filing a Participation Agreement with the Administrator, and his Deferral Commitment shall be effective only with regard to an Award earned following the filing of the Participation Agreement with the Administrator.

  (d) Termination of Participation. Participation in the Plan shall continue as long as the Participant is eligible to receive benefits under the Plan.

  Section 3.2. Ineligible Participant. Notwithstanding any other provisions of this Plan to the contrary, if the Administrator determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of ERISA or regulations thereunder, the Administrator may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Corporation shall make an immediate lump sum payment to the Participant equal to the amount credited to his Account. Upon such payment no benefit shall thereafter be payable under this Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his Account shall be deemed to be cancelled.

  Section 3.3. Amount of Deferral. With respect to each Plan Year, a Participant may elect to defer a specified dollar amount or percentage of his Award. A Participant may change the dollar amount or percentage of his Award to be deferred by filing a written notice thereof with the Administrator. Any such change shall be effective as of the first day of the Plan Year in which such notice is filed with the Administrator if such notice is filed by the last business day in May of such Plan Year, or if not so timely filed, then such change shall be effective as of the first day of the next succeeding Plan Year.

  Section 3.4. Modification of Deferral Commitments. A Deferral Commitment shall be irrevocable with respect to the Plan Year for which it is made, except that the Administrator may, in its sole discretion, permit a Participant to terminate, prospectively, any Deferral Commitment for a Plan Year. If a Participant terminates a Deferral Commitment during a Plan Year, such Participant will not be permitted to enter into a new Deferral Commitment until the following Plan Year.

                                  ARTICLE IV.
                            PARTICIPANTS' ACCOUNTS

  Section 4.1. Establishment of Accounts. The Corporation, through its accounting records, shall establish an Account for each Participant. In addition, the Corporation may establish one or more subaccounts of a Participant's Account, if the Corporation determines that such subaccounts are necessary or appropriate in administering the Plan.

  Section 4.2. Crediting of Deferred Award. The portion of a Participant's Award that is deferred pursuant to a Deferral Commitment shall be credited to the Participant's Account within thirty days following the date the corresponding non-deferred portion of his Award would have been paid to the Participant. Any withholding of taxes or other amounts with respect to any deferred Award which is required by state, federal or local law shall be withheld from the Participant's non-deferred compensation.

  Section 4.3. Determination of Accounts.

  (a) Determination of Accounts. The amount credited to each Participant's Account as of a particular date shall equal the deemed balance of such Account as of such date. The balance in the Account shall equal the amount credited pursuant to Section 4.2, and shall be adjusted in the manner provided in
Section 4.4.

  (b) Accounting. The Corporation, through its accounting records, shall maintain a separate and distinct record of the amount in each Account as adjusted to reflect income, gains, losses and distributions.

  Section 4.4. Adjustments to Accounts.

  (a) Each Participant's Account shall be debited with the amount of any distributions under the Plan to or on behalf of the Participant or, in the event of his death, his Beneficiary during the Accounting Period ending on such Accounting Date.

  (b) The Participant's Account shall next be credited or debited, as the case may be, with an income (loss) factor equal to an amount determined by multiplying (i) the balance credited to the Participant's Account as of the immediately preceding Accounting Date (as adjusted pursuant to Section 4.4(a) for the current Accounting Date) by (ii) the rate of return for the Accounting Period ending on such Accounting Date on deemed investments provided for in
Section 5.3.

  Section 4.5. Statement of Accounts. As soon as practicable after the end of each Accounting Period, a statement shall be furnished to each Participant or, in the event of his death, to his Beneficiary showing the status of his Account as of the end of the Accounting Period, any changes in his Account since the end of the immediately preceding Accounting Period, and such other information as the Administrator shall determine.

  Section 4.6. Vesting of Accounts. Subject to Section 5.1, each Participant shall at all times have a nonforfeitable interest in his Account balance.

                                  ARTICLE V.
                             FINANCING OF BENEFITS

  Section 5.1. Financing of Benefits. Benefits payable under the Plan to a Participant or, in the event of his death, to his Beneficiary shall be paid by the Corporation from its general assets. The payment of benefits under the Plan represents an unfunded, unsecured obligation of the Corporation. Notwithstanding the fact that the Participants' Accounts may be adjusted by an amount that is measured by reference to the performance of any deemed investments as provided in Section 5.3, no person entitled to payment under the Plan shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract, or asset of the Corporation which may be responsible for such payment.

  Section 5.2. Security For Benefits. Notwithstanding the provisions of
Section 5.1, nothing in this Plan shall preclude the Corporation from setting aside amounts in trust (the "Trust") pursuant to one or more trust agreements between a trustee and the Corporation. However, no Participant or Beneficiary shall have any secured interest or claim in any assets or property of the Corporation or the Trust and all funds contained in the Trust shall remain subject to the claims of the Corporation's general creditors.

  Section 5.3. Hypothetical Investments. A Participant's Account will be deemed to be invested in one or more of the following investment funds ("Investment Funds"), which, except for (h) below, shall correspond to the funds available from time to time under the Corporation's Capital Accumulation
Plan:

  (a) The Fixed Income Fund;
  (b) The Balanced Fund;
  (c) The Equity Fund;
  (d) The Small Cap Fund;
  (e) The International Equity Fund;
  (f) The Blended Equity Fund;
  (g) The Common Stock Fund;
  (h) An obligation of the Corporation bearing interest at prime rate adjusted on the first day of January, April, July and October.

Each Participant shall file an investment preference request ("Request") to be effective as of the beginning of the next Accounting Period with respect to amounts previously and/or subsequently credited to his Account. A Request will advise the Administrator as to the Participant's preference with respect to Investment Funds for all or some portion of the amounts credited to a Participant's Account in specified multiples of 10%. Notwithstanding the foregoing, if an Insider Participant chooses pursuant to a Request to have any portion of the amounts subsequently credited to such Participant's Account deemed to be invested in the Common Stock Fund, such portion will be deemed invested in the Investment Fund described in (h) above until six months after the date such Request is first effective at which time such portion (together with earnings accrued thereon) will automatically be deemed to be invested in the Common Stock Fund. Any amounts in a Participant's Account deemed to be invested in the Common Stock Fund shall be deemed to be invested in the number of shares of Common Stock equal to the amount obtained by dividing the amount deemed to be invested in the Common Stock Fund pursuant to any Request by the Fair Market Value of Common Stock on the first business day immediately preceding the date such amount is deemed to be invested in the Common Stock Fund.

  A Request, unless modified as described below, shall apply to all amounts credited to a Participant's Account with respect to each subsequent Plan Year. A Request may be changed with respect to the amounts credited to a Participant's Account as of such date and amounts subsequently credited to his Account only as of January 1, April 1, July 1 and October 1 by giving the Administrator prior written notice. Any such modified Request shall be effective as of the first day of the next Accounting Period. Notwithstanding the foregoing,

  (1) if an Insider Participant modifies his Request to have the deemed investment of any portion of the amounts previously credited to such Insider Participant's Account changed from any of the other Investment Funds to the Common Stock Fund, such portion will be deemed to be invested in the Investment Fund described in (h) above until six months after the date such modified Request is first effective, at which time such portion (together with the earnings accrued thereon) will automatically be deemed to be invested in the Common Stock Fund, and

  (2) if an Insider Participant modifies his Request to have the deemed investment of any portion of the amounts previously credited to such Insider Participant's Account changed from the Common Stock Fund to any of the other Investment Funds, such portion will continue to be deemed to be invested in the Common Stock Fund until six months after the date such modified Request is first effective, at which time such portion (together with any dividends accrued or paid thereon) will automatically be deemed to be invested in accordance with such modified Request.

  Earnings on any amounts deemed to have been invested in any Investment Fund shall be deemed to have been reinvested in such fund.

  The provisions in this Section with respect to Insider Participants shall apply to any Participant immediately upon the time such Participant becomes an Insider Participant and shall continue until such time as such Participant is no longer an Insider Participant.

                                  ARTICLE VI.
                           DISTRIBUTION OF BENEFITS

  Section 6.1. Settlement Date. A Participant or, in the event of his death, his Beneficiary shall be entitled to distribution of the balance of his Account, as provided in this Article VI, following his Settlement Date or Dates.

  Section 6.2. Amount to be Distributed. The amount to which a Participant or, in the event of his death, his Beneficiary is entitled in accordance with the following provisions of this Article shall be based on the Participant's adjusted account balance determined as of the Accounting Date coincident with or next following his Settlement Date or Dates.

  Section 6.3. In-Service Distribution. A Participant may irrevocably elect to receive an in-service distribution of his deferred Award for any Plan Year on or commencing not earlier than the beginning of the third Plan Year following the Plan Year in which such Award otherwise would have been first payable. A Participant's election of an in-service distribution shall be filed in writing with the Administrator at the same time as is filed his election to participate for the Plan Year as provided in Section 3.1. The Participant may elect to receive such Award as an in-service distribution under one of the forms provided in Section 6.4. Any benefits paid to the Participant as an in-service distribution shall reduce the Participant's Account.

  Section 6.4. Form of Distribution. As soon as practicable after the end of the Accounting Period in which a Participant's Settlement Date occurs, but in no event later than thirty days following the end of such Accounting Period, the Corporation shall distribute or cause to be distributed to the Participant the balance of the Participant's Account as determined under Section 6.2, under one of the forms provided in this Section. Notwithstanding the foregoing, if irrevocably elected by the Participant, the distribution of all or a portion of the Participant's Account may be made or commence on a date between the Settlement Date and the date the Participant attains age sixty-five. In the event of a Participant's death, the balance of his Account shall be distributed to his Beneficiary in a lump sum.

  Distribution of a Participant's Account with respect to any Plan Year shall be made in one of the following forms as elected by the Participant:

    (a) by payment in cash in a single lump sum;

    (b) by payment in cash in not greater than ten annual installments; or

    (c) a combination of (a) and (b) above. The Participant shall designate the percentage payable under each option.

The Participant's election of the form of distribution shall be made by written notice filed with the Administrator at least one (1) year prior to the Participant's voluntary termination of employment with, or retirement from, the Corporation. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than one (1) year prior to the Participant's voluntary termination of employment or retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election.

  The amount of each installment shall be equal to the quotient obtained by dividing the Participant's Account balance as of the date of such installment payment by the number of installment payments remaining to be made to or in respect of such Participant at the time of calculation.

  If a Participant fails to make an election in a timely manner as provided in this Section 6.4, distribution shall be made in cash in a lump sum.

  Section 6.5. Beneficiary Designation. As used in the Plan the term "Beneficiary" means:

    (a) The last person designated as Beneficiary by the Participant in a written notice on a form prescribed by the Administrator;

    (b) If there is no designated Beneficiary or if the person so designated shall not survive the Participant, such Participant's spouse; or

    (c) If no such designated Beneficiary and no such spouse is living upon the death of a Participant, or if all such persons die prior to the full distribution of the Participant's Account balance, then the legal representative of the last survivor of the Participant and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor (in the proportions in which they would inherit his intestate personal property) shall be the Beneficiaries to whom the then remaining balance of the Participant's Account shall be distributed.

Any Beneficiary designation may be changed from time to time by like notice similarly delivered. No notice given under this Section shall be effective unless and until the Administrator actually receives such notice.

  Section 6.6. Facility of Payment. Whenever and as often as any Participant or his Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator, shall otherwise be unable to apply such payments to his own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him; (ii) to his legal guardian or conservator; or (iii) to his spouse or to any other person, to be expended for his benefit; and the decision of the Administrator, shall in each case be final and binding upon all persons in interest.

  Section 6.7. Hardship Distributions. Upon a finding by the Administrator that a Participant has suffered a Financial Hardship, the Administrator may, in its sole discretion, distribute, or direct the Trustee to distribute, to the Participant an amount which does not exceed the amount required to meet the immediate financial needs created by the Financial Hardship and not reasonably available from other sources of the Participant; provided, however, that in no event shall any amount attributable to a Deferral Commitment be distributed less than six months after the date of the applicable Participation Agreement. No distributions pursuant to this Section 6.7 may be made in excess of the value of the Participant's Account at the time of such distribution. Notwithstanding the foregoing provisions of this Section 6.7, no distributions pursuant to this Section 6.7 may be made to a Participant who is an Insider Participant.

                                 ARTICLE VII.
                   ADMINISTRATION, AMENDMENT AND TERMINATION

  Section 7.1. Administration. The Plan shall be administered by the Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, to construe and interpret, resolve any ambiguities in, and determine the amount and time of payment of any benefits under, the Plan. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his own Account. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions in writing taken without a meeting. All elections, notices and directions under the Plan by a Participant shall be made on such forms as the Administrator shall prescribe.

  Section 7.2. Plan Administrator. The Corporation shall be the
"administrator" under the Plan for purposes of ERISA.

  Section 7.3. Amendment, Termination and Withdrawal. The Plan may be amended from time to time or may be terminated at any time by the Board. No amendment or termination of the Plan, however, may adversely affect the amount or timing of payment of any person's benefits accrued under the Plan to the date of amendment or termination without such person's written consent, and no Amendment of the Plan may cause Rule 16b-3 to become inapplicable to this Plan without further approval by the stockholders of the Corporation.

  Section 7.4. Successors. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Corporation expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Corporation and any successor of or to the Corporation, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Corporation whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Corporation" for the purposes of this Plan), and the heirs, beneficiaries, executors and administrators of each Participant.

  Section 7.5. Claims. The Administrator will provide to any Participant or Beneficiary whose claim for benefits under the Plan has been fully or partially denied a written notice setting forth (i) the specific reasons for such denial, (ii) a designation of any additional material or information required and (iii) an explanation of the Plan's claim review procedure. Such notice shall state that the Participant or Beneficiary is entitled to request a review in writing, by the Administrator, of the decision denying the claim. The claim will be reviewed by the Administrator who may, but need not, grant the claimant a hearing. On review, the claimant may have legal representation, examine pertinent documents and submit issues and comments in writing. The decision on review will be made within 120 days following the request, will be provided in writing to the claimant and will be final and binding on all parties concerned.

  Section 7.6. Expenses. All expenses of the Plan shall be paid by the Corporation from funds other than those deemed invested in Investment Funds as provided in Section 5.3, except that the Investment Funds shall bear and be charged with actual or hypothetical expenses to the same extent that the corresponding investment fund in which assets are deemed to be invested bear and are charged with such expenses, as determined by the Administrator.

                                 ARTICLE VIII.
                           APPROVAL BY STOCKHOLDERS

  Section 8.1. Approval of the Plan. The Plan shall be submitted for approval by the stockholders of the Corporation. If such approval has not been obtained by June 1, 1995, this Plan shall be nullified and all Deferral Commitments shall be rescinded and each Participant shall receive in cash the full amount of such Participant's Account balance without interest.

                                  ARTICLE IX.
                                 MISCELLANEOUS

  Section 9.1. No Guarantee of Employment. Nothing contained in the Plan shall be construed as a contract of employment between the Corporation and any Employee, or as a right of any Employee, to be continued in the employment of the Corporation, or as a limitation of the right of the Corporation to discharge any of its Employees, with or without cause.

  Section 9.2. Applicable Law. All questions arising in respect of the Plan, including those pertaining to its validity, interpretation and administration, shall be governed, controlled and determined in accordance with the applicable provisions of federal law and, to the extent not preempted by federal law, the laws of the State of Ohio.

  Section 9.3. Interests Not Transferable. No person shall have any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

  Section 9.4. Severability. Each section, subsection and lesser section of this Plan constitutes a separate and distinct undertaking, covenant and/or provision hereof. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall finally be determined to be unlawful, such provision shall be deemed severed from this Plan, but every other provision of this Plan shall remain in full force and effect, and in substitution for any such provision held unlawful, there shall be substituted a provision of similar import reflecting the original intention of the parties hereto to the extent permissible under law.

  Section 9.5. Withholding of Taxes. The Corporation may withhold or cause to be withheld from any amounts payable under this Plan all federal, state, local and other taxes as shall be legally required.

  Section 9.6. Top-Hat Plan. The Plan is intended to be a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201, 301 and 401 of ERISA, and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, notwithstanding any other provision of the Plan, the Plan will terminate and no further benefits will accrue hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel based upon a change in law that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA, which is not so exempt. In addition and notwithstanding any other provision of the Plan, in the absolute discretion of the Committee, the amount credited to each Participant's Account under the Plan as of the date of termination, which shall be an Accounting Date for purposes of the Plan, will be paid immediately to such Participant in a single lump sum cash payment.

  IN WITNESS WHEREOF, The LTV Corporation has caused this instrument to be executed in its name as of the date first above written.

                                          THE LTV CORPORATION


                                          By: _________________________________


                                          Its: ________________________________

Attest:

_____________________________________

                      [LOGO] Logo of the LTV Corporation

                              The LTV Corporation
                25 West Prospect Avenue . Cleveland, Ohio 44115

                            THE LTV CORPORATION
         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 1994
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

P The undersigned hereby appoints David H. Hoag and Glenn J. Moran, and each of them, as Proxy holders and attorneys, with full power and substitution,
R to appear and vote all shares of Common Stock of The LTV Corporation, which the undersigned shall be entitled to vote at the Annual Meeting of
O Stockholders of The LTV Corporation to be held on April 29, 1994, and at any adjournment or postponement thereof, hereby revoking any and all
X proxies heretofore given, on all matters as may properly come before said meeting. EACH MATTER SPECIFIED ON THIS PROXY TO BE VOTED UPON HAS BEEN
Y  PROPOSED BY THE BOARD OF DIRECTORS.

   Election of Directors, Nominees:                      (change of address)

                                                   (change of address)
   First Class:
            Dr. Colin C. Blaydon                ---------------------------
            Mr. William H. Bricker
            Mr. M. Thomas Moore                 ---------------------------
            Mr. Harold A. Poling
            Mr. Vincent A. Sarni                ---------------------------


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this card.

No.                                                         SEE REVERSE
                                                               SIDE

[X]   Please mark your
      votes as in this
      example.



                      FOR    WITHHELD

1 Election of         [_]       [_]
  Directors
  (see reverse)

  For, except vote withheld from the following nominee(s):

  --------------------------------------------------------


                             FOR    AGAINST    ABSTAIN
2 To vote for the
  approval of The LTV        [_]      [_]        [_]
  Corporation Non-
  Employee Directors'
  Equity Compensation
  Plan

                             FOR    AGAINST    ABSTAIN
3 To vote for the approval
  of The LTV Corporation     [_]      [_]        [_]
  Non-Employee Directors'
  Deferred Compensation Plan
                             FOR    AGAINST    ABSTAIN
4 To vote for the approval
  of The LTV Corporation     [_]      [_]        [_]
  Executive Deferred
  Compensation Plan
                             FOR    AGAINST    ABSTAIN
5 To vote to ratify the
  selection of auditors      [_]      [_]        [_]


                             FOR    AGAINST    ABSTAIN
6 To vote to the
  proposed revisions to      [_]      [_]        [_]
  confidential voting

                                               Change
                                                 of
                                               Address

                                                [_]


                                               Plan to
                                               Attend
                                               Meeting

                                                [_]



    SIGNATURE(S)                                DATE
                -------------------------------     --------

    SIGNATURE(S)                                DATE
                -------------------------------     --------
    NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.